UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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☐   Filed by a Party other than the Registrant

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Preliminary Proxy Statement

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CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Under § 240.14a-12

Avanos Medical, Inc.

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

20	NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
24

April 25, 2024 9:00 a.m. Eastern Time
Avanos Medical, Inc. 5405 Windward Parkway Alpharetta, Georgia 30004

COMPANY OVERVIEW
Avanos Medical, Inc. is a medical technology company focused on delivering clinically superior breakthrough medical device solutions to improve patients’ quality of life. Headquartered in Alpharetta, Georgia, Avanos is committed to addressing some of today’s most important healthcare needs, such as delivering nutrition to patients from the hospital to home and reducing the use of opioids while helping patients move from surgery to recovery. We develop, manufacture and market clinically superior solutions globally.

Our Two Product Portfolios
DIGESTIVE HEALTH	PAIN MANAGEMENT AND RECOVERY

•
Comprised of digestive health products focused on improving patient outcomes and increasing patient safety.

•
Avanos has market-leading positions and clinically preferred solutions across its key product offerings, with a strong brand portfolio.

• Comprised of acute pain products and interventional pain solutions focused on improving patient outcomes and reducing opioid usage. • Avanos is a leader in non-opioid pain therapies.

Avanos Medical, Inc. 5405 Windward Parkway Alpharetta, Georgia 30004

MESSAGE FROM OUR CEO
March 15, 2024
FELLOW
STOCKHOLDERS,
It is my pleasure to invite you to the 2024 Annual Meeting of Stockholders of Avanos Medical, Inc. (the “Company”). The meeting will be held on Thursday, April 25, 2024, at 9:00 a.m. Eastern Time at the Company’s headquarters, located at 5405 Windward Parkway, Alpharetta, Georgia 30004.
At the Annual Meeting, stockholders will be asked to:
•
Elect the five directors named in the proxy statement for a one-year term;

•
Ratify the appointment of the Company’s independent auditors for 2024;

•
Approve on an advisory basis the compensation of the Company’s named executive officers; and

•
Take action upon any other business that may properly come before the meeting or any adjournments of the meeting.

These matters are fully described in the accompanying Notice of Annual Meeting and proxy statement.
Your vote is important. Regardless of whether you plan to attend the Annual Meeting, we urge you to vote your shares as soon as possible. You may vote using the included proxy card by completing, signing and dating it, and then returning it by mail. You may also vote your shares online over the internet or by using the telephone by following the instructions set forth on the proxy card. Additional information about voting your shares is included in the proxy statement.
Sincerely,
Joseph F. Woody
Chief Executive Officer

AVANOS MEDICAL, INC.
NOTICE OF 2024 ANNUAL MEETING
OF STOCKHOLDERS
To Be Held on April 25, 2024
WHEN
Thursday, April 25, 2024 9:00 a.m. Eastern Time
WHERE
Avanos Medical, Inc. 5405 Windward Parkway Alpharetta, Georgia 30004
RECORD DATE
Stockholders of record at the close of business on March 1, 2024 are entitled to notice of and to vote at the Annual Meeting

Matters to be Voted on at the Annual Meeting
Proposals
1 To elect as directors the five nominees named in the accompanying proxy statement for a one-year term;	3 To approve on an advisory basis the compensation of the Company’s named executive officers; and
2 To ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2024;	4 To take action upon any other business that may properly come before the meeting or any adjournment of the meeting.
Stockholders of record at the close of business on March 1, 2024 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. To attend the Annual Meeting in person, please register by following the instructions on page 13.
Regardless of whether you plan to attend the Annual Meeting, we urge you to vote your shares as soon as possible. You may vote online over the internet, by using the telephone or by signing dating and returning the enclosed proxy card. You may revoke your proxy and vote your shares at the meeting if you would like to do so.
If you own shares in a brokerage account, your broker cannot vote your shares for Proposals 1, 3 or 4 unless you provide voting instructions to your broker. It is important that you exercise your right as a stockholder and vote on all the Proposals.

By Order of the Board of Directors.
Mojirade James
Senior Vice President, General Counsel
and Secretary
March 15, 2024
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 25, 2024
This proxy statement, along with a proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, are available at www.proxyvote.com.

PROXY STATEMENT

1	2024 Proxy Statement Summary
10	Information About Our Annual Meeting
10	How We Provide Proxy Materials
10	Who May Vote
11	How To Vote
11	How to Revoke or Change Your Vote
12	Votes Required
12	How Withhold Votes and Abstentions will be Counted
13	Effect of Not Voting
13	Attending the Annual Meeting
13	Costs of Solicitation
14	Corporate Governance
14	Board Leadership Structure
15	Director Independence
15	Board Meetings
15	Board Committees
21	Communicating with Directors
21	Other Corporate Governance Policies and Practices
23	Proposal 1. Election of Directors
23	Process and Criteria for Nominating Directors
25	Governance Committee Review of Attributes of Current Directors
25	Diversity of Directors
25	No Mandatory Retirement Age
25	The Nominees
26	Directors Continuing in Office
31	Director Compensation
32	2023 Outside Director Compensation
33	Proposal 2. Ratification of Auditors
34	Accounting Firm Fees
34	Audit Committee Approval of Audit and Non-Audit Services
35	Audit Committee Report
36	Proposal 3. Advisory Vote to Approve Named Executive Officer Compensation
37	Compensation Discussion and Analysis
38	Compensation Executive Summary
41	Executive Compensation Objectives and Policies
42	Executive Compensation Design Philosophy and Guiding Principles
43	Components of Our Executive Compensation Program
44	Setting Annual Compensation
46	Executive Compensation for 2023
52	Benefits and Other Compensation
53	Additional Information About Our Compensation Practices
55	Compensation Committee Report
56	Analysis of Compensation-Related Risks
57	Compensation Tables
57	Summary Compensation Table
59	Grants of Plan-Based Awards
60	Discussion of Summary Compensation and Plan-Based Awards Tables
60	Outstanding Equity Awards as of December 31, 2023
62	Option Exercises and Stock Vested
62	Pension Benefits
62	Nonqualified Deferred Compensation
63	Potential Payments on Termination or Change of Control
68	Pay Versus Performance
73	Ratio of CEO Compensation to Median Employee Compensation
74	Other Information
74	Security Ownership Information
76	Transactions with Related Persons
76	Stockholders Sharing the Same Household
76	2025 Stockholder Proposals
77	Stockholder Nominations for Board of Directors
78	Annual Meeting Advance Notice Requirements
78	Annual Report
79	Other Matters to be Presented at the Meeting
A-1	Appendix A — Reconciliations of Non-GAAP Financial Measures
B-1	APPENDIX B — CALCULATION OF RETURN ON INVESTED CAPITAL

2024 PROXY STATEMENT SUMMARY
This summary represents only selected information. You should review the entire proxy statement before voting. Except where the context otherwise requires, all references herein to “we,” “us,” “our,” “Avanos” or the “Company” refer collectively to Avanos Medical, Inc., a Delaware corporation, and its consolidated subsidiaries.
Avanos Medical, Inc. 2024 Annual Meeting of Stockholders
WHEN
Thursday, April 25, 2024 9:00 a.m. Eastern Time
WHERE
Avanos Medical, Inc. 5405 Windward Parkway Alpharetta, Georgia 30004
RECORD DATE
Stockholders of record at the close of business on March 1, 2024 are entitled to notice of and to vote at the meeting

MATTERS TO BE VOTED ON AT THE ANNUAL MEETING
Proposal	Description	Board Recommendation	See page
1. Election of Directors	Election of Gary D. Blackford, Dr. Lisa Egbuonu-Davis, Patrick J. O’Leary, Dr. Julie Shimer and Joseph F. Woody to serve a one-year term expiring at the 2025 Annual Meeting of Stockholders	FOR all five nominees	23
2. Ratification of Appointment of Auditors	Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for 2024	FOR	33
3. Say-on-Pay	Stockholder advisory vote on the compensation of our named executive officers	FOR	36
4. Other Matters	Action upon any other business that may properly come before the meeting or any adjournments of the meeting	FOR
This proxy statement and the proxy card are first being given to stockholders on March 15, 2024.
2024 Notice and Proxy Statement▲1

2024 PROXY STATEMENT SUMMARY
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▲ PROPOSAL 1. ELECTION OF DIRECTORS

Summary information about the five nominees for director is set out below. John P. Byrnes, who has served as a director since 2014, is not up for re-election at the 2024 Annual Meeting. We thank John for his years of dedicated service and for his significant contributions to Avanos.
Our Board of Directors (the “Board”) unanimously recommends that stockholders vote FOR the election of each of these nominees.

Name and Experience	Committee Roles	Independent	Experience Highlights
Gary D. Blackford Chairman of the Board	• Compensation Committee (Chair)
•
Executive leadership as chief executive officer

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Financial literacy and experience in finance

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Knowledge of, and experience in, the healthcare industry

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International experience

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Governance and public company board experience

• Former Chairman and CEO, Universal Hospital Services
Dr. Lisa Egbuonu-Davis	• Compliance Committee • Governance Committee
•
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Knowledge of, and experience in, the healthcare industry

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Strategic and operational expertise in the medical and public health sector

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Medical product development, research and commercialization experience

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Governance and public company board experience

• Former Vice President, Medical Innovations, DH Diagnostics, a division of Danaher Corporation
Patrick J. O’Leary	• Audit Committee (Chair) • Compensation Committee		• Executive leadership as chief financial officer • Financial literacy and experience in finance • International experience • Governance and public company board experience
• Former Executive Vice President and CFO, SPX Technologies, Inc.
Dr. Julie Shimer	• Governance Committee (Chair) • Audit Committee • Compensation Committee		• Executive leadership as chief executive officer • Knowledge of, and experience in, the healthcare industry • International experience • Governance and public company board experience
• Former CEO and director, Welch Allyn, Inc.
Joseph F. Woody
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Executive leadership as our chief executive officer

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Knowledge of, and experience in, the healthcare industry

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Significant acquisition and integration experience

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International experience

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Public company board experience

• Chief Executive Officer of Avanos Medical, Inc.
2▲2024 Notice and Proxy Statement

2024 PROXY STATEMENT SUMMARY
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▲ PROPOSAL 2. RATIFICATION OF APPOINTMENT OF AUDITORS

For 2024, the Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm to audit our financial statements. The Audit Committee and the Board believe that the continued retention of Deloitte to serve as our independent auditors is in the best interests of the Company and its stockholders.
The Board of Directors unanimously recommends voting FOR the ratification of the appointment of Deloitte as our independent auditors for 2024.

▲ PROPOSAL 3. SAY-ON-PAY

In recent years, Avanos management has engaged with our stockholders, listened to constructive feedback and, in consultation with our Compensation Committee’s independent compensation consultant, made changes to our executive compensation program. We believe those changes resulted in a compensation program in 2023, including as applied to our named executive officers, that appropriately incentivizes management, reflects the objective of pay-for-performance, and is generally aligned with our overall business strategy, values and management initiatives. The Compensation Committee believes that the Company’s executive compensation program is also aligned with stockholder interests.
The Board of Directors unanimously recommends a vote FOR approval on an advisory basis of the compensation paid to our named executive officers.

2024 Notice and Proxy Statement▲3

2024 PROXY STATEMENT SUMMARY
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HOW TO VOTE
Shareholders of Record		Beneficial Owners
Have your proxy card in hand and follow the instructions.
If you are a beneficial owner and your shares are held in “street name” by a bank, broker or other nominee, you should follow the instructions provided to you by that firm.
Although most banks and brokers now offer voting by mail, telephone and internet, availability and specific procedures will depend on their voting arrangements.

BY TELEPHONE	Dial toll-free, 24/7 1-800-690-6903
BY INTERNET	Visit, 24/7 www.proxyvote.com
BY MAIL	Complete, date and sign your proxy card and send by mail in the enclosed postage-paid envelope
IN PERSON	Attend the Annual Meeting and cast your ballot
The deadline to vote by phone or electronically is 11:59 p.m. Eastern Time on April 24, 2024. If you vote by phone or internet, you do not need to return a proxy card.
4▲2024 Notice and Proxy Statement

2024 PROXY STATEMENT SUMMARY
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BOARD OF DIRECTORS OVERVIEW
Set out below is summary information about our Board and its Committees. John P. Byrnes, who has served as a director since 2014, is not up for re-election at the 2024 Annual Meeting. We thank John for his years of dedicated service and for his significant contributions to Avanos.
As of the Annual Meeting, a vacancy will exist on the Board. The Company has commenced a search for another independent individual to fill such vacancy.
Director and Principal Occupation	Age	Director Since	Independent	Audit	Compensation	Compliance	Governance
Gary D. Blackford Former Chairman and CEO, Universal Hospital Services	66	2014
John P. Byrnes Former Chairman and CEO, Lincare Holdings, Inc.	65	2014
Dr. Lisa Egbuonu-Davis Former Vice President, Medical Innovations, DH Diagnostics, a division of Danaher Corporation	66	2023
Patrick J. O’Leary Former Executive Vice President and CFO, SPX Technologies, Inc.	66	2014
Julie Shimer, Ph.D. Former CEO, Welch Allyn, Inc.	71	2014
Joseph F. Woody	58	2017
Number of meetings in 2023			Board — 8	4*	5	4*	4
Chairman of the Board	Committee Chair	Committee Member	Audit Committee financial expert

*
Includes two joint meetings of the Audit and Compliance Committees.

2024 Notice and Proxy Statement▲5

2024 PROXY STATEMENT SUMMARY
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Environmental, Social and Governance (ESG) and Other Corporate Governance Highlights
We believe there is a direct connection between good ESG practices and sustained business success, and we believe it is important to uphold sound ESG practices.
Corporate Citizenship
Being a good corporate citizen means that our care extends beyond the patients who benefit from our products. Our culture is based on a commitment to operating ethically and responsibly and to complying with all applicable laws and regulations around the world. We partner with suppliers that mirror our integrity by offering quality products, while also focusing on operating safely and sustainably.
Our commitment to corporate citizenship is reflected in our strong stand on opioid abuse — an epidemic with far-reaching societal effects. Avanos is committed to helping reduce and eliminate opioid abuse by offering alternate methods of pain relief. We believe that by living our values and working collaboratively, we will achieve our vision of being the best at getting patients back to the things that matter.
Our Compliance Committee oversees the Company’s ESG and corporate citizenship policies, programs and initiatives, as well as ESG risks. Highlights of our commitment to ESG are described below.
Environmental. Striving for clean air, clean water and a healthy environment is fundamental to the way we manufacture our products. We closely track and report metrics related to waste management, emissions, energy usage and regulatory activity in all our facilities and buildings.
Our key environmental priorities are focused on: (i) reducing waste, including through recycling and minimizing scrap in our production processes; (ii) tracking and managing Scope 1 (direct) and Scope 2 (indirect) greenhouse gas (GHG) emissions from electricity and other energy generated offsite or purchased by Avanos; and (iii) measuring and managing water usage for our manufacturing and general business operations.
As a result of our monitoring efforts, our total waste output was reduced by 12% in 2023, and our total GHG emissions declined by 3%. Although water is not utilized in many Avanos processes, we track the water that is used to its discharge destination. Where we use processed water at our facilities, effluent water is returned in accordance with applicable guidelines.
Our product packaging helps ensure the quality and safe delivery of our products to customers around the world. In designing product packaging, we seek to optimize patient safety and customer ease of use, while also meeting environmental, sterilization and supply chain needs. We incorporate sustainable packaging considerations early in the product design process to balance environmental concerns with the need to protect product quality and transport products efficiently and economically.
Social. The Avanos Code of Conduct provides guidance for dealing with our customers, suppliers, employees, competitors and the public with integrity and in an ethical and appropriate manner.
We respect international social compliance principles aimed at promoting and protecting human rights. We integrate human rights into our direct and contracted operations. These values are formalized in the Avanos Human Rights in Employment Policy and Instructions, which aligns with the goals of several international standards, including the International Labor Organization’s Declaration on Fundamental Principles and Rights at Work.
Avanos also promotes human rights in its supply chain through its Supplier Social Compliance Standards, which are designed to identify, prevent, mitigate and account for human rights violations, with a focus on countries at high risk for human rights abuses. We strive to do business with suppliers that share our values of quality, service and fair dealing, and our commitment to being a responsible corporate citizen. In selecting new suppliers, Avanos uses a multi-level due diligence process that involved surveys, reviews of supplier policies and procedures, and background/reference checks.

6▲2024 Notice and Proxy Statement

2024 PROXY STATEMENT SUMMARY
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Governance. We believe that good governance is integral to achieving long-term value for all our stakeholders. The governance best practices we follow are summarized in the table below.

Separate Chairman and CEO roles	Board is diverse in age, gender, skills and experience
5 of our 6 directors are independent, including all members of our Audit, Compensation, Governance and Compliance Committees	Two of our directors are women, including one who is African American.
Board has responsibility for risk oversight	Active stockholder engagement
Independent directors regularly meet without management present	Periodic review of long-term management development and succession plans
Diversity, Equity and Inclusion. Avanos’ commitment to diversity, equity and inclusion (“DE&I”) supports the Company’s goal of achieving success as we continue to grow our business and develop our workforce. In 2021, we established a DE&I Council comprised of employee volunteers from across the Company. In 2023, we took the next significant step forward in our DE&I journey by transitioning the DE&I Council leadership from a volunteer organization to an official responsibility of our Human Resources (HR) organization. This transition was not just a change in structure; it was a strategic move to continue to elevate DE&I as a central element of our mission to deliver breakthrough medical device solutions to improve quality of life through a diverse and inclusive workforce. We believe this change will help us become a stronger, more inclusive, and more innovative company by further enhancing our:
•
Cultural Transformation. With DE&I embedded in HR, we believe we are better positioned to foster a culture where every employee feels valued, respected and empowered to contribute their best.

•
Talent Attraction and Retention. By integrating DE&I into HR, we send a strong message to both employees and potential hires that Avanos is committed to providing an inclusive and equitable workplace where diverse perspectives are not just welcomed but celebrated.

•
Ability to Drive a Positive Impact. Incorporating DE&I into the HR function enables us to guide our managers more effectively toward change and equip them with the training and educational resources they need to drive a positive impact within their teams and across the organization.

Set out below are key 2023 DE&I statistics for Avanos.

2 of 5
executive officers are ethnically diverse, including 1 woman
31%
of global director level and above employees are women
46%
of global salaried employees are women
32%
of U.S. salaried employees are ethnically diverse

Health and Safety. Avanos takes its commitment to the ongoing health and safety of its employees seriously. In addition to offering a comprehensive health and benefits package (including medical, dental and vision care; flexible spending accounts for health care; life, accidental death and disability insurance; and paid time off), we sponsor a variety of wellness initiatives, including an Employee Assistance Program, health assessments, and Company-sponsored challenges that foster healthy habits. In addition, employees at our administrative offices generally follow a hybrid model that combines working in the office and working from home.
We are committed to protecting our employees everywhere we operate. We identify potential risks associated with workplace activities to develop measures to mitigate possible hazards. In addition, we support employees with safety training and put specific programs in place for those working in potentially hazardous environments. In 2023, we had zero OSHA recordable incidents.

2024 Notice and Proxy Statement▲7

2024 PROXY STATEMENT SUMMARY
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Employee Engagement and Retention.
We believe that employees who are engaged in their roles, treated as partners in the business and recognized for their efforts are more satisfied and productive. We foster employee engagement through an employee recognition program and ongoing, two-way communications, including videos and podcasts, that allow employees to engage with and hear directly from members of the executive team. In addition, we support our employees’ development through our Education Assistance Policy, which enables employees to receive tuition reimbursement for qualifying coursework.
We have implemented a multi-tiered employee retention strategy, the key elements of which include: (i) enhanced compensation and rewards for key employees, expanded benefits and more flexible work arrangements; (ii) fostering greater employee engagement through initiatives such as peer-to-peer coaching, internal promotions, a leadership development program and increased executive outreach; and (iii) recognizing employees for their efforts through a variety of awards, spotlights and appreciation events.

Executive Compensation Highlights
Pay-for-performance is a key objective of our compensation program. Consistent with that objective, performance-based compensation constituted a significant portion of our named executive officers’ total direct annual compensation for 2023. To further align the financial interests of our executives with those of our stockholders, a majority of our executives’ total direct annual compensation for 2023 was performance-based.

*
Percentage of 2023 target equity grant value.

8▲2024 Notice and Proxy Statement

2024 PROXY STATEMENT SUMMARY
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COMPENSATION PRACTICES AND POLICIES
The design principles for our executive compensation program are intended to protect and promote the interests of our stockholders.
WHAT WE DO
Pay for performance
Cap short-term and long-term incentive payments at reasonable levels
Utilize an independent compensation consultant retained by the Compensation Committee
Require that change-in-control agreements contain a double-trigger severance requirement
Utilize an independent compensation consultant retained by the Compensation Committee
Require the Company to clawback incentive-based compensation erroneously paid to our executive officers in the event of an accounting restatement
Perform an annual compensation risk assessment
Maintain stock ownership guidelines
WHAT WE DON’T DO
No employment contracts
No excise tax gross-up on change-in-control payments
No repricing of underwater options without stockholder approval
No payment of dividends on unearned long-term incentives
No executive officer hedging or pledging transactions involving Company stock
No excessive perquisites provided to executives

2024 Notice and Proxy Statement▲9

INFORMATION ABOUT THE ANNUAL MEETING
On behalf of the Board of Directors of Avanos Medical, Inc., we are soliciting your proxy for the 2024 Annual Meeting of Stockholders.
WHEN
Thursday, April 25, 2024 9:00 a.m. Eastern Time
WHERE
Avanos Medical, Inc. 5405 Windward Parkway Alpharetta, Georgia 30004
RECORD DATE
Stockholders of record at the close of business on March 1, 2024 are entitled to notice of and to vote at the Annual Meeting

At the Annual Meeting, the stockholders will vote on the following matters:
Proposals
1 To elect as directors the five nominees named in this proxy statement for a one-year term;	3 To approve on an advisory basis the compensation of our named executive officers; and
2 To ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2024;	4 To take action upon any other business that may properly come before the meeting or any adjournment of the meeting.
Our Board of Directors recommends that you vote your shares FOR the nominees in Proposal 1 and FOR each of Proposals 2, 3 and 4.
How We Provide Proxy Materials
We began providing our proxy statement and form of proxy to stockholders on March 15, 2024.
As permitted by rules of the Securities and Exchange Commission (“SEC”), we are making this proxy statement and our 2023 Annual Report available to many of our stockholders via the internet rather than by mail. This reduces printing and delivery costs and supports our sustainability efforts. You may have received in the mail a “Notice of Electronic Availability” explaining how to access this proxy statement and our 2023 Annual Report on the internet and how to vote online. If you received this Notice but would like to receive a paper copy of the proxy materials, you should follow the instructions contained in the Notice for requesting these materials.

Who May Vote
If you were a stockholder of record at the close of business on March 1, 2024, you are eligible to vote at the Annual Meeting. Each share of our common stock that you own entitles you to one vote. Shares may not be voted cumulatively.
As of the record date, 46,204,099 shares of common stock were outstanding.
If your shares are held by a bank or brokerage firm, you are considered a “beneficial owner” of the shares held in “street name.” If your shares are held in street name, your bank or brokerage firm (the record holder of your shares) forwarded to you these proxy materials, along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares with respect to “routine” matters but it will not be permitted to vote your shares with respect to “non-routine” matters. In the case of non-routine matters, your shares will be considered “broker non-votes” on those proposals.

10▲2024 Notice and Proxy Statement

INFORMATION ABOUT THE ANNUAL MEETING
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How to Vote
If you are the record holder of your shares as of the record date, you may vote by using the telephone or internet, by completing and returning the enclosed proxy card by mail, or by voting at the Annual Meeting.
To vote by telephone or internet, see the instructions on the proxy card and have the proxy card available when you place your telephone call or access the internet website. To vote your proxy by mail, mark your vote on the proxy card, then follow the instructions on the card to return it by postage-prepaid mail.
If your shares are held in street name, please follow the instructions on the voting instruction card to vote your shares.
If you are the record holder of your shares and you attend the Annual Meeting, you may vote at that time. Beneficial owners of shares held in street name who wish to vote at the Annual Meeting will need to obtain a power of attorney or proxy from their record holder to do so.
If you return a completed and properly signed proxy card prior to the meeting, or if you vote by telephone or internet prior to the meeting, the persons named as proxies on the proxy card will vote your shares according to your directions. The voting results will be certified by independent Inspectors of Election.
If you are a stockholder of record and you sign and return your proxy card, or if you vote by using the telephone or internet, but you do not specify how you want to vote your shares, the persons named as proxies on the proxy card will vote your shares as follows:
•
FOR the election of the five directors named in this proxy statement;

•
FOR ratification of the selection of Deloitte & Touche LLP as the Company’s independent auditors for 2024; and

•
FOR approval on an advisory basis of the compensation of our named executive officers.

If any other matters are properly presented at the Annual Meeting for consideration, the persons named as proxies on the proxy card will vote as recommended by the Board of Directors or, if no recommendation is given, in their discretion.

How to Revoke or Change Your Vote
If you are a stockholder of record, there are several ways to revoke or change your vote:
•
Mail a revised proxy card or a written notice of revocation with a later date to the Corporate Secretary of the Company. The revised proxy card or notice of revocation must be received by close of business on April 24, 2024. Use the following address:

Avanos Medical, Inc. Attn: Corporate Secretary 5405 Windward Parkway Suite 100 South Alpharetta, GA 30004
•
Use the telephonic voting procedures or internet voting website. The revocation or change must be completed by 11:59 p.m. Eastern Time on April 24, 2024.

•
Attend the Annual Meeting and vote. Please note that attendance at the Annual Meeting will not revoke a proxy if you do not actually vote at the meeting.

If you hold your shares in street name, the above options for changing your vote or revoking your instructions do not apply and you must follow the instructions received from your bank or broker to change your vote or revoke your proxy.

2024 Notice and Proxy Statement▲11

INFORMATION ABOUT THE ANNUAL MEETING
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Votes Required
There must be a quorum to conduct business at the Annual Meeting, which is established by having a majority of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting. If you vote, your shares will be included in the number of shares to establish the quorum. Abstentions (or “Withhold” votes for the election of directors) or proxy cards returned without voting instructions and broker non-votes will be counted as present for the purpose of determining whether the quorum requirement is satisfied.

Proposal	Voting Policy
1 Election of directors	Plurality plus
2 Ratification of appointment of auditors	Affirmative vote of a majority of the shares present and entitled to vote
3 Say-on-Pay	Affirmative vote of a majority of the shares present and entitled to vote
Election of Directors
The Company has a “plurality-plus” voting policy for directors in uncontested elections. Under our “plurality-plus” voting policy, if any nominee for director receives a greater number of votes “withheld” than votes “for” such nominee in an uncontested election, he or she will promptly tender his or her resignation. The Governance Committee, without the participation of the director who tendered his or her resignation, will then take action to accept or reject the director’s resignation and submit its recommendation to the full Board of Directors. The full Board of Directors, without the participation of the director who tendered his or her resignation, will accept or reject the resignation within 90 days of the certification of the election results and, if it chooses not to accept the resignation, will promptly disclose its decision in a Current Report on Form 8-K or other filing with the SEC. Further details about our “plurality plus” policy are included in our Corporate Governance Policies, which are available in the Investors section of our website at www.avanos.com.

Other Proposals or Matters
Approval of other matters at the Annual Meeting requires the affirmative vote of a majority of shares that are present at the Annual Meeting (in person or by proxy) and entitled to vote on the proposal.
If you are a stockholder of record and you do not sign and return a proxy card or vote by telephone or over the internet, your shares will not count toward the quorum requirement and will not affect the outcome of any proposal at the Annual Meeting.

How Withhold Votes and Abstentions Will Be Counted
ELECTION OF DIRECTORS
“Withhold” votes for the election of directors will be counted for the purpose of determining the presence of a quorum and the number of votes cast and, in effect, as votes “against” a nominee.

OTHER PROPOSALS
Abstentions will be counted:
•
In determining the presence of a quorum;

•
In determining the total number of shares present and entitled to vote on a proposal; and

•
As votes against a proposal.

12▲2024 Notice and Proxy Statement

INFORMATION ABOUT THE ANNUAL MEETING
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Effect of Not Voting
STOCKHOLDERS OF RECORD
If you are a stockholder of record and you do not sign and return a proxy card or vote by telephone or over the internet, your shares will not count toward the quorum requirement and will not affect the outcome of any proposal at the Annual Meeting.

SHARES HELD IN “STREET NAME”
If your shares are held in street name and you do not instruct the broker on how to vote your shares, your broker may choose to leave your shares un-voted or to vote your shares on routine matters. “Proposal 2 — Ratification of Auditors” is the only routine matter on the agenda at the Annual Meeting. Without instructions from you on how to vote your shares, your broker cannot vote your shares on non-routine matters, including Proposals 1, 3 and 4, resulting in what are known as “broker non-votes.” Broker non-votes will not be considered entitled to vote on non-routine matters and will also not be counted for the purpose of determining the number of votes cast on these proposals. As a result, they will have no effect on the outcome of non-routine matters.

Attending the Annual Meeting
If you are a stockholder of record, you or your duly appointed representative may attend the Annual Meeting. Returning your proxy card will not affect your right to attend the Annual Meeting and to vote. If you do plan to attend, we ask that you inform us by e-mail, by telephone, or by checking the appropriate box on your proxy form.
If you are not a stockholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership, such as your account statement reflecting your ownership as of the Record Date, a copy of the voting instruction provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership.
To register to attend the Annual Meeting, or if you have questions about the Annual Meeting, please contact Stockholder Services as follows:
BY PHONE	470-448-5000
BY E-MAIL	stockholderservices@avanos.com

Costs of Solicitation
The Company will bear all costs of this proxy solicitation, including the cost of preparing, printing and delivering materials, and the out-of-pocket expenses of brokers, fiduciaries and other nominees who forward proxy materials to stockholders. In addition to mail and electronic means, our employees may solicit proxies by telephone or otherwise. Our employees will not receive additional compensation for such solicitations. We have retained D. F. King & Co., Inc., to aid in the solicitation at a cost of approximately $12,500 plus reimbursement of out-of-pocket expenses.

2024 Notice and Proxy Statement▲13

CORPORATE GOVERNANCE
Our governance structure and processes are based on a number of important governance documents, including our Code of Conduct, Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), Bylaws, Corporate Governance Policies and our Board Committee Charters. These documents, which are available in the Investors section of our website at www.avanos.com, guide the Board and our management in the execution of their responsibilities.
The Company believes there is a direct connection between good corporate governance and long-term, sustained business success, and we believe it is important to uphold sound governance practices. As such, the Board reviews its governance practices and documents on an ongoing basis, and it monitors and considers changing regulatory requirements, governance trends and issues raised by our stockholders. After careful evaluation, we may periodically make governance changes in view of these matters to maintain current good governance practices and promote stockholder value.
We believe we are in compliance with all applicable corporate governance requirements of the New York Stock Exchange (“NYSE”), the SEC, the Sarbanes-Oxley Act of 2002 and the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 that are effective as of the date of this proxy statement.

Board Leadership Structure

Gary D. Blackford has served as the Chairman of the Board (“Chairman”) since April 2020 and as a member of the Board since October 2014. It is the Board’s view at this time that having separate Chairman and CEO roles promotes candid discourse and responsible corporate governance.

The Board, however, retains the discretion to combine the Chairman and CEO roles and appoint an independent lead director at any time if it deems that to be in the best interests of our Company and stockholders.

Consistent with this leadership structure, at least once each quarter our Chairman, who is an independent director, chairs executive sessions of our non-management directors. Members of the Company’s senior management team do not attend these sessions.
Our Corporate Governance Policies outline the significant roles and responsibilities of the Chairman, which include:
•
Presiding over meetings of the Board and stockholders and providing perspective to the CEO regarding discussions at these meetings;

•
Chairing executive sessions at which non-management directors meet outside management’s presence, and providing feedback from such sessions to the CEO;

•
Coordinating the activities of the independent directors and serving as a liaison between the independent directors, as a group, and the CEO;

•
Approving agendas and schedules for Board meetings;

•
Reviewing, approving and revising materials for distribution to the Board, in connection with Board meetings or otherwise, as appropriate;

•
Leading (with the Chair of the Governance Committee) the annual Board evaluation;

•
Leading (with the Chair of the Compensation Committee) the Board’s review and discussion of the CEO’s performance and compensation;

•
Providing feedback to individual directors following their periodic evaluations;

•
Acting as a direct conduit to the Board for stockholders, employees and others according to the Board’s policies; and

•
Assuming such other responsibilities that the Board may designate from time to time.

14▲2024 Notice and Proxy Statement

CORPORATE GOVERNANCE
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Director Independence
We believe our independent board helps ensure good corporate governance and strong internal controls.
Our Corporate Governance Policies provide independence standards consistent with the rules and regulations of the SEC and the listing standards of the NYSE. Our independence standards can be found in Section 17 of our Corporate Governance Policies, available in the Investors section of our website at www.avanos.com.
The Governance Committee of the Board has determined that each director nominee, other than our CEO, Joseph F. Woody, is independent and meets the independence standards in our Corporate Governance Policies. With respect to John P. Byrnes, who currently serves as a director but has not been nominated for re-election, the Board has determined that he is independent.

Board Meetings
8
Board meetings held in 2023
100%
of our incumbent directors attended more than 75% of Board and applicable committee meetings
100%
attendance at the 2023 Annual Meeting of Stockholders by our directors

The Board of Directors met eight times in 2023. All our incumbent directors attended in excess of 75 percent of the total number of meetings of the Board and the committees on which they served during 2023.
Although we do not have a formal policy with respect to director attendance at annual meetings, all our directors attended the 2023 Annual Meeting, and we expect that all the nominated directors will be in attendance at the 2024 Annual Meeting.

Board Committees
In 2023, the standing Committees of the Board consisted of the:
•
Audit Committee;

•
Compensation Committee;

•
Compliance Committee; and

•
Governance Committee.

In compliance with applicable NYSE corporate governance listing standards, the Board has adopted charters for all the Committees.
Our Committee charters are available in the Investors section of our website at www.avanos.com.
As set forth in our Corporate Governance Policies and in the charter of each individual Committee, the Board’s Committees all have the authority to retain independent advisors and consultants, with all costs paid by the Company.
Set out below is information about the membership of the Committees. John P. Byrnes, who serves as Chair of the Compliance Committee and as a member of the Audit Committee and Governance Committee, will continue to serve in those roles until the 2024 Annual Meeting. Mr. Byrnes is not up for re-election at the 2024 Annual Meeting.

2024 Notice and Proxy Statement▲15

CORPORATE GOVERNANCE
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		Committee Memberships
Director	Independent	Audit	Compensation	Compliance	Governance
Gary D. Blackford
John P. Byrnes
Lisa Egbuonu-Davis, MD
Patrick J. O’Leary
Julie Shimer, Ph.D.
Joseph F. Woody
Committee meetings in 2023		4*	5	4*	4
Chairman of the Board	Committee Chair	Committee Member	Audit Committee financial expert

*
Includes two joint meetings of the Audit and Compliance Committees.

AUDIT COMMITTEE
MEMBERS Patrick J. O’Leary John P. Byrnes* Dr. Julie Shimer	Meetings in 2023: 4 (includes 2 joint meetings of the Audit and Compliance Committees) ALL MEMBERS ARE INDEPENDENT
* Mr. Byrnes is not up for re-election at the 2024 Annual Meeting. As of the 2024 Annual Meeting, Mr. Byrnes will no longer serve on the Audit Committee and Gary D. Blackford will be appointed to the Audit Committee.

PRIMARY RESPONSIBILITIES
The Audit Committee’s principal functions, as specified in its charter, include:
•
Overseeing:

–
The quality and integrity of our financial statements;

–
Our compliance programs in coordination with the Compliance Committee;

–
Our hedging strategies and policies;

–
The independence, qualification and performance of our independent auditors; and

–
The performance of our internal auditors.

•
Selecting and engaging our independent auditors, subject to stockholder ratification.

•
Pre-approving all audit and non-audit services that our independent auditor provides.

•
Reviewing the scope of audits and audit findings, including any comments or recommendations of our independent auditors.

•
Establishing policies for our internal audit programs.

•
Overseeing our risk management program and receiving periodic reports from management on risk assessments, the risk management process, and issues related to the risks of managing our business.

•
The Board has determined that: (i) one of the three Audit Committee members is an “audit committee financial expert” under SEC rules and regulations and (ii) all three members of the Audit Committee satisfy the NYSE’s financial literacy requirements and qualify as independent audit committee members under our Corporate Governance Policies and consistent with the NYSE’s listing standards.

•
No member of the Audit Committee serves on the audit committee of more than three public companies. Under our Audit Committee charter and NYSE corporate governance listing standards, if a member were to serve on more than three such committees, the Board would then determine whether this situation impairs the member’s ability to serve effectively on our Audit Committee, and we would post information about this determination on the Investors section of our website at www.avanos.com.

AUDIT COMMITTEE REPORT
•
For additional information about the Audit Committee’s oversight activities with respect to our 2023 financial statements, see “Proposal 2, Ratification of Auditors — Audit Committee Report.”

16▲2024 Notice and Proxy Statement

CORPORATE GOVERNANCE
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COMPENSATION COMMITTEE
MEMBERS Gary D. Blackford Patrick J. O’Leary Dr. Julie Shimer	Meetings in 2023: 5 ALL MEMBERS ARE INDEPENDENT

PRIMARY RESPONSIBILITIES
The Compensation Committee’s principal functions, as specified in its charter, include:
•
Establishing and administering the policies governing annual compensation and long-term compensation, including time-based restricted share awards, performance-based restricted share awards and stock option awards, such that the policies are designed to align compensation with our overall business strategy and performance;

•
Setting, after an evaluation of his overall performance, the compensation level of the CEO;

•
Determining, in consultation with the CEO, compensation levels and performance targets for our other executive officers;

•
Setting annual targets and certifying awards for corporate performance under our corporate incentive compensation plans; and

•
Advising the Board on outside director compensation.

•
Overseeing:

–
Leadership development for senior management and future senior management candidates;

–
A periodic review of our long-term and emergency succession planning for the CEO and other key officer positions, in conjunction with our Board; and

–
Key organizational effectiveness and engagement policies.

•
Reviewing:

–
Our diversity and inclusion programs and related metrics;

–
Key human resource policies and practices related to workplace environment and culture, organizational engagement and employee recruitment and retention; and

–
Our compensation policies and practices for the purpose of mitigating risks arising from these policies and practices that could reasonably have a material adverse effect on the Company.

ROLES OF THE COMMITTEE AND CEO IN
COMPENSATION DECISIONS
Each year, the Compensation Committee reviews and approves the compensation of our named executive officers, including our CEO, and certain other officers (collectively, the “Covered Officers”). With respect to officers other than the Covered Officers, our CEO has the authority to establish compensation programs and, subject to certain limits, to approve equity grants. However, only the Compensation Committee may make equity grants to our executive officers.
Our CEO makes a recommendation to the Compensation Committee each year on the appropriate target annual compensation for each of the Covered Officers (other than himself). The
Compensation Committee makes the final determination of the target annual compensation for each Covered Officer. While our CEO typically attends Compensation Committee meetings, none of the other executive officers is present during the portion of the Committee meetings when their compensation is set. In addition, our CEO is not present during the portion of any Compensation Committee meeting when his compensation is set.
For additional information on the Compensation Committee’s processes and procedures for determining executive compensation, and for a detailed discussion of our compensation policies, see “Compensation Discussion and Analysis.”

2024 Notice and Proxy Statement▲17

CORPORATE GOVERNANCE
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USE OF COMPENSATION CONSULTANTS
The Compensation Committee’s charter authorizes the Committee to retain advisors, including compensation consultants, to assist it in its work. The Committee believes that compensation consultants can provide important market information and perspectives that can help it determine compensation programs that best meet the objectives of our compensation policies. In selecting a consultant, the Compensation Committee evaluates the independence of the firm as a whole and of the individual advisors who will be working with the Committee.
The Compensation Committee retains an independent compensation consultant who, according to the Committee’s written policy, provides services solely to the Committee and not to the Company. The Compensation Committee’s consultant has no other business relationship with the Company and receives no payments from the Company other than fees for services to the Committee. The consultant reports directly to the Committee, and the Committee may replace the consultant or hire additional consultants at any time. The Compensation
Committee has selected Meridian Compensation Partners, LLC (“Meridian”) as its independent consultant.
In 2023, the scope of Meridian’s activities included:
•
Conducting a review of the executive compensation peer group;

•
Benchmarking the compensation of the Covered Officers;

•
Reviewing and commenting on the Company’s executive compensation programs;

•
Conducting a risk assessment of the Company’s executive compensation programs;

•
Attending Compensation Committee meetings;

•
Providing support in connection with the Company’s pay versus performance disclosure in its 2023 proxy statement; and

•
Periodically consulting with the Chair of the Compensation Committee.

COMMITTEE ASSESSMENT OF CONSULTANT CONFLICTS OF INTEREST
The Compensation Committee has reviewed whether the work provided by Meridian raises any conflict of interest. Factors considered by the Committee include:
1
Whether other services are provided to the Company by the consultant;

2
What percentage of the consultant’s total revenue is made up of fees from the Company;

3
Policies or procedures of the consultant that are designed to prevent a conflict of interest;

4
Any business or personal relationships between individual consultants involved in the engagement and Committee members;

5
Any shares of Company stock owned by individual consultants involved in the engagement; and

6
Any business or personal relationships between our executive officers and the consulting firm or the individual consultants involved in the engagement.

Based on its review, the Compensation Committee does not believe that Meridian’s services to the Committee in 2023 raised a conflict of interest with respect to the work they performed for the Committee.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” section of this proxy statement with management and has recommended that it be included in this proxy statement. The Committee’s report is located at “Compensation Discussion and Analysis — Compensation Committee Report.”

18▲2024 Notice and Proxy Statement

CORPORATE GOVERNANCE
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COMPLIANCE COMMITTEE
MEMBERS John P. Byrnes* Dr. Lisa Egbuonu-Davis	Meetings in 2023: 4 (includes 2 joint meetings of the Audit and Compliance Committees) ALL MEMBERS ARE INDEPENDENT
* Mr. Byrnes is not up for re-election at the 2024 Annual Meeting. As of the 2024 Annual Meeting, Mr. Byrnes will no longer serve on the Compliance Committee.
PRIMARY RESPONSIBILITIES The Compliance Committee’s principal functions, as specified in its charter, include the following: • Overseeing the Company’s compliance program in the areas of:

–
Code of Conduct

–
Conflicts of Interest

–
Consumer Protection

–
Customs and Export Controls

–
Environment

–
Ethics

–
False Claims

–
Foreign Corrupt Practices Act and Similar Anti-Bribery Laws

–
Fraud and Abuse Laws including Anti-Kickback

–
Government Reimbursement Programs, including Medicare

–
Government Relations

–
Health and Safety

–
Interactions with Healthcare Professionals

–
Information Systems Security

–
Intellectual Property

–
International Distributors

–
Labor & Employment

–
Physical Security

–
Public Policy

–
Quality

–
Recalls

–
Regulatory, including FDA

–
Safety

–
Sales of Products or Services to US or Foreign Governments, including entities owned by such governments

–
Sunshine Act and Other Laws Relating to Reporting of and Transparency with Respect to Payments to Healthcare Professionals

–
Transportation

•
Overseeing the Company’s sustainability, corporate social responsibility and corporate citizenship matters.

•
Monitoring the Company’s efforts to implement programs, policies and procedures relating to compliance matters.

•
Overseeing the investigation of any significant instances of non-compliance with laws or the Company’s compliance program, policies or procedures, other than any instances involving financial non-compliance.

• Reviewing the Company’s compliance risk assessment plan. • Identifying and investigating emerging compliance issues and trends that may affect the Company.
2024 Notice and Proxy Statement▲19

CORPORATE GOVERNANCE
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GOVERNANCE COMMITTEE
MEMBERS Dr. Julie Shimer John P. Byrnes* Dr. Lisa Egbuonu-Davis	Meetings in 2023: 4 ALL MEMBERS ARE INDEPENDENT
* Mr. Byrnes is not up for re-election at the 2024 Annual Meeting. As of the 2024 Annual Meeting, Mr. Byrnes will no longer serve on the Governance Committee.

PRIMARY RESPONSIBILITIES
The Governance Committee’s principal functions, as specified in its charter, include:
•
Overseeing the screening and recruitment of prospective Board members and making recommendations to the Board regarding specific director nominees, as well as overseeing the process for Board nominations;

•
Overseeing corporate governance matters, including developing and recommending to the Board changes to our Corporate Governance Policies; and

•
Advising the Board on:

–
Board organization, membership, function and performance.

–
Committee structure and membership.

–
Reviewing director independence standards and making recommendations to the Board with respect to the determination of director independence.

–
Monitoring and recommending improvements to the Board’s practices and procedures.

–
Reviewing stockholder proposals and considering how to respond to them.

The Committee, in accordance with its charter and our Certificate of Incorporation, has established criteria and processes for director nominations, including those proposed by stockholders. Those criteria and processes are described in “Proposal 1. Election of Directors —  Process and Criteria for Nominating Directors” and “Other Information — Stockholder Nominations for Board of Directors.”

20▲2024 Notice and Proxy Statement

CORPORATE GOVERNANCE
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Communicating with Directors
The Board has established processes by which stockholders and other interested parties may communicate with the Board, as well as with individual directors and any committee of the
Board. Those processes can be found in the Investors section of our website at www.avanos.com.

Other Corporate Governance Policies and Practices
CORPORATE GOVERNANCE POLICIES
The Board has adopted Corporate Governance Policies. These policies guide the Company and the Board on matters of corporate governance, including:
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Director responsibilities;

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Board committees and their charters;

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Director independence;

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Director compensation and performance assessments;

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Director orientation and education;

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Director access to management;

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Board access to outside financial, business, and legal advisors; and

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Management development and succession planning.

To see these policies, go to the Investors section of our website at www.avanos.com.

CODE OF CONDUCT
The Company has a Code of Conduct that applies to all of our directors, executive officers and employees, including our CEO, Chief Financial Officer and Controller. It is available in the Investors section of our website at www.avanos.com. Any amendments to or waivers of our Code of Conduct applicable to our CEO, Chief Financial Officer or Controller will also be posted at that location.

BOARD AND MANAGEMENT ROLES IN RISK OVERSIGHT
The Board is responsible for providing risk oversight with respect to our operations. In connection with this oversight, the Board particularly focuses on our strategic and operational risks, as well as related risk mitigation.
In addition, the Board reviews and oversees management’s response to the key risks facing the Company. The Board’s committees review particular risk areas to assist the Board in its overall risk oversight of the Company.

COMMITTEES
AUDIT	COMPENSATION	COMPLIANCE	GOVERNANCE

The Audit Committee monitors risks relating to such matters as our:
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Internal controls;

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Cybersecurity;

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Financial statement integrity and fraud risks; and

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Related risk mitigation.

In connection with this oversight, the Audit Committee receives regular reports from management on:
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Risk assessments;

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The risk management process; and

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Issues related to the risks of managing our business.

The Compensation Committee reviews the risk profile of our compensation policies and practices. This process includes an assessment of our compensation programs, as described in “Compensation Discussion and Analysis — Analysis of Compensation-Related Risks.”

The Compliance Committee monitors risks relating to certain compliance matters and ESG, such as those described in the section “Compliance Committee,” and recommends appropriate actions in response to those risks.
The Governance Committee monitors risks relating to governance matters and recommends appropriate actions in response to those risks.
2024 Notice and Proxy Statement▲21

CORPORATE GOVERNANCE
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Complementing the Board’s overall risk oversight, our senior executive team identifies and monitors key enterprise-wide and business unit risks, providing the basis for the Board’s risk review and oversight process. Our senior management team is supported by management members from business units and from our finance, treasury, information technology, global risk management, compliance, internal audit and legal functions. Management identifies significant risks for review and updates our policies for risk management in areas such as hedging, foreign currency, and country risks, product liability, property and casualty risks, and supplier and customer risks. The Board believes this allocation of risk management responsibilities supplements the Board’s leadership structure by allocating risk areas to an appropriate committee for oversight, allows for an orderly escalation of issues as necessary, and helps the Board satisfy its risk oversight responsibilities.

WHISTLEBLOWER PROCEDURES
The Audit Committee has established procedures for receiving, recording and addressing any complaints we receive regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission, by our employees or others, of any concerns about our accounting or auditing practices. The Compliance Committee has adopted similar procedures for receiving, recording and addressing any complaints we receive regarding compliance matters other than those addressed by the Audit Committee. The Audit Committee’s and Compliance Committee’s procedures are available in the Investors section of our website at www.avanos.com. We also maintain a toll-free Code of Conduct telephone line and a website, each allowing our employees and others to voice their concerns anonymously.

MANAGEMENT SUCCESSION PLANNING
In conjunction with the Board, the Compensation Committee is responsible for periodically reviewing the long-term management development plans and succession plans for the CEO and other key officers, as well as the emergency succession plan for the CEO and other key officers if any of these officers unexpectedly becomes unable to perform his or her duties.

DISCLOSURE COMMITTEE
We have established a Disclosure Committee to assist in fulfilling our obligations to maintain disclosure controls and procedures and to coordinate and oversee the process of preparing our periodic securities filings with the SEC. This committee is composed of members of management and is chaired by our Controller.

NO EXECUTIVE LOANS
We do not extend loans to our executive officers or directors and therefore do not have any such loans outstanding.
CHARITABLE CONTRIBUTIONS
The Governance Committee has adopted guidelines for the review and approval of charitable contributions by the Company to organizations or entities with which a director or an executive officer may be affiliated. We will disclose in the Investors section of our website at www.avanos.com any contributions made by us to a tax-exempt organization under the following circumstances:
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If an independent director serves as an executive officer or director of the tax-exempt organization; or

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If, within the preceding three years, contributions in any single year from the Company to the organization exceeded the greater of  $1 million or 2 percent of the tax-exempt organization’s consolidated gross revenues.

22▲2024 Notice and Proxy Statement

PROPOSAL 1.
ELECTION OF DIRECTORS
The Board is declassified, as a result of which all of our directors have terms that expire at the 2024 Annual Meeting. All five director nominees have been nominated to serve for a one-year term until the 2025 Annual Meeting of Stockholders and until their successors have been duly elected and qualified. Each of the nominees for re-election is an incumbent director.
John P. Byrnes, who has served as a director since 2014, is not up for re-election at the 2024 Annual Meeting. We thank John for his years of dedicated service and for his significant contributions to Avanos. As of the Annual Meeting, a vacancy will exist on the Board. The Board intends to identify an independent individual to fill such vacancy as promptly as practicable.
All the director nominees have advised us that they will serve if elected. However, should any nominee become unable to serve, the Board may reduce the number of directors to be elected or select a substitute nominee. If the Board selects a substitute nominee, the shares represented by valid proxies will be voted for the substitute nominee, other than shares voted “Withhold” with respect to the original nominee.

Process and Criteria for Nominating Directors
The Board is responsible for nominating candidates for election by stockholders and filling vacancies on the Board. The Board has delegated the screening and recruitment process to the Governance Committee, in consultation with the Chairman and the CEO. The Governance Committee therefore recommends to the Board nominees for election as directors at our Annual Meeting of Stockholders. It also recommends nominees to fill any vacancies. As provided in our Certificate of Incorporation, the Board may elect a new director to fill any vacancy between Annual Meetings of Stockholders. The Governance Committee may receive recommendations for Board candidates from various sources, including our directors, management and stockholders. Stockholders may submit recommendations for Board candidates to:
Avanos Medical, Inc. Attn: Corporate Secretary 5405 Windward Parkway Suite 100 South Alpharetta, GA 30004
Board candidates recommended by stockholders are evaluated using the same criteria as candidates recommended by other sources. In addition, the Governance Committee may periodically retain a search firm to assist it in identifying and recruiting director candidates meeting the criteria specified by the Committee.
The Governance Committee believes the criteria for director nominees should foster effective corporate governance, support our strategies and businesses, take gender and ethnic diversity into account, and ensure that our directors, as a group, have an overall mix of the attributes needed for an effective Board. The criteria should also support the successful recruitment of qualified candidates.
Qualified candidates for director are those who, in the judgment of the Committee, possess all the personal attributes and a sufficient mix of the experience attributes listed below to ensure effective service on the Board.

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PROPOSAL 1. ELECTION OF DIRECTORS
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PERSONAL ATTRIBUTES
LEADERSHIP Lead in personal and professional lives.	INDEPENDENCE Independent of management and Company (for non-management directors only).
ETHICAL CHARACTER Possess high standards for ethical behavior.	ABILITY TO COMMUNICATE Possess good interpersonal skills.
COLLABORATIVE Actively participate in Board and committee matters.	EFFECTIVENESS Bring a proactive and solution-oriented approach.

Attribute	Factors That May Be Considered
FINANCIAL ACUMEN
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Satisfies the financial literacy requirements of the NYSE.

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Qualifies as an audit committee financial expert under the rules and regulations of the SEC.

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Has an accounting, finance or banking background.

Has good knowledge of business finance and financial statements.
GENERAL BUSINESS EXPERIENCE	• Has leadership experience as a chief or senior executive officer. • Has experience setting compensation.
Possesses experience that will aid in judgments concerning business issues.
INDUSTRY KNOWLEDGE	• Has substantial knowledge of the healthcare industry, including with respect to caregiving, cost reimbursement or regulatory environment. • Has governance/public company board experience.
Possesses knowledge about our business.
DIVERSITY OF BACKGROUND AND EXPERIENCE
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Brings a diverse background that is representative of our customer, patient, employee and stockholder base, including with respect to gender, race, ethnic or national origin, and age.

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Reflects a different experience stemming, for example, from a different academic background or from experiences outside the healthcare industry.

Brings diversity to the Board.
SPECIAL BUSINESS EXPERIENCE	• Has international experience. • Has a track record of successful innovation. • Has supply chain management expertise. • Has cybersecurity expertise.
Possesses global management experience with medical devices.
24▲2024 Notice and Proxy Statement

PROPOSAL 1. ELECTION OF DIRECTORS
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Governance Committee Review of Attributes of Current Directors
The Governance Committee has reviewed the background of each of our current directors and their service on the Board in light of the personal and experience attributes described above. The Committee has determined that each director possesses all of the personal attributes as well as a sufficient mix of the experience attributes.
For details about each director’s specific experience attributes, see “The Nominees” below.

Diversity of Directors
As noted above, the Governance Committee believes that diversity of backgrounds and experience is a key attribute for directors. As a result, the Committee seeks to have a diverse Board that is representative of our customer, patient, employee and stockholder base, including with respect to gender, race, ethnic or national origin, and age. While the Committee carefully considers diversity when considering nominees for director, the Committee has not established a formal policy regarding diversity in identifying director nominees.
Two of our Board members are women, including one who is African American.

No Mandatory Retirement Age
Our outside directors are not subject to a mandatory retirement age.
The Nominees
The following five individuals are nominated for election to the Board for a one-year term expiring at the 2025 Annual Meeting of Stockholders and until their successors have been duly elected and qualified:
2024 Notice and Proxy Statement▲25

PROPOSAL 1. ELECTION OF DIRECTORS
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FORMER CHAIRMAN AND CEO, UNIVERSAL HOSPITAL SERVICES COMMITTEES • Compensation (Chair)	GARY D. BLACKFORD
Age 66 | Independent | Director since October 2014; Chairman since April 2020

CAREER HIGHLIGHTS
Universal Hospital Services, a leading, nationwide provider of medical technology outsourcing and services to the health care industry
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Chairman of the Board and Chief Executive Officer (2002 to February 2015)

Curative Health Services, Inc., a specialty pharmacy and health services company
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Chief Executive Officer (2001 to 2002)

ShopforSchool, Inc., an online retailer
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Chief Executive Officer (1999 to 2001)

OTHER CURRENT PUBLIC COMPANY BOARDS
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ReShape Lifesciences, Inc. (NASDAQ: RSLS) (Director since 2016; lead director since 2019; chairman of the compensation committee and of the nominating and corporate governance committee)

OTHER CURRENT DIRECTORSHIPS
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Lifespace Communities, Inc., a not-for-profit organization (Director since February 2022; chairman of the mergers, acquisitions and restructuring committee)

PRIOR PUBLIC COMPANY BOARDS
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Wright Medical Group N.V. (NASDAQ: WMGI) (2008 to 2020)

OTHER PRIOR DIRECTORSHIPS
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Children’s Hospitals and Clinics of Minnesota (2017 to 2023; Chairman from 2020 to 2021)

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PipelineRX, Inc. (2016 to 2020)

KEY SKILLS AND QUALIFICATIONS
Mr. Blackford has been selected to serve as a member of our Board of Directors due to his:
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Executive leadership experience as a chief executive officer;

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Financial literacy and experience in finance and accounting;

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Knowledge of, and experience in, the healthcare industry;

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International experience; and

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Governance and public company board experience.

26▲2024 Notice and Proxy Statement

PROPOSAL 1. ELECTION OF DIRECTORS
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FORMER VICE PRESIDENT, MEDICAL INNOVATIONS, DH DIAGNOSTICS, A DIVISION OF DANAHER CORPORATION COMMITTEES • Compliance • Governance	LISA EGBUONU-DAVIS, MD
Age 66 | Independent | Director since March 2023

CAREER HIGHLIGHTS
DH Diagnostics, LLC, a division of Danaher Corporation (NYSE: DHR), a global science and technology company with medical diagnostics and life science tools
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Vice President, Medical Innovations (2019-2023)

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Interim Chief Medical Officer of Leica Biosystems (2021-2022) and Beckman Coulter Diagnostics (2022-2024), also affiliates of Danaher Corporation

Sanofi, Inc. (NYSE: SNY), a global pharmaceutical and vaccine research manufacturer
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Vice President, Global Patient Outcomes and Solutions (2015 to 2019)

Pfizer, Inc. (NYSE:PFE), a global pharmaceutical and vaccine research manufacturer
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Vice President, US Medical (2003-2004)

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Vice President, Global Outcomes Research and Medical Services (1997-2002)

OTHER CURRENT PUBLIC COMPANY BOARDS
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Omega Healthcare Investors, Inc. (NYSE: OHI) (Director since 2021; member of nominating and corporate governance committee)

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Phreesia, Inc. (NYSE: PHR) (Director since July 2023)

OTHER CURRENT DIRECTORSHIPS
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Johns Hopkins Medicine (Trustee since 2021; member of patient safety and quality committee)

PRIOR DIRECTORSHIPS
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ROI Squared, LLC (Founder and director; 2012-2015)

KEY SKILLS AND QUALIFICATIONS
Dr. Egbuonu-Davis has been selected to serve as a member of our Board of Directors due to her:
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Knowledge of, and experience in, the healthcare industry

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Strategic and operational expertise in the medical and public health sector

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Medical product development, research and commercialization experience

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Governance and public company board experience

2024 Notice and Proxy Statement▲27

PROPOSAL 1. ELECTION OF DIRECTORS
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FORMER EXECUTIVE VICE PRESIDENT AND CFO, SPX TECHNOLOGIES INC. COMMITTEES • Audit (Chair) • Compensation	PATRICK J. O’LEARY
Age 66 | Independent | Director since October 2014

CAREER HIGHLIGHTS
SPX Technologies Inc. (NYSE: SPXC), a global industrial and technological services and products company
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Executive Vice President and Chief Financial Officer (December 2004 to August 2012)

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Chief Financial Officer and Treasurer (October 1996 to December 2004)

OTHER CURRENT PUBLIC COMPANY BOARDS
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SPX Technologies Inc. (Director and Chairman since 2015; member of the governance and sustainability committee)

PRIOR PUBLIC COMPANY BOARDS
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PulteGroup (NYSE: PHM) (2005 to 2018)

KEY SKILLS AND QUALIFICATIONS
Mr. O’Leary has been selected to serve as a member of our Board of Directors due to his:
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Executive leadership experience as a chief financial officer;

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Financial literacy and experience in finance and accounting;

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International experience; and

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Governance and public company board experience.

28▲2024 Notice and Proxy Statement

PROPOSAL 1. ELECTION OF DIRECTORS
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FORMER CEO, WELCH ALLYN, INC. COMMITTEES: • Governance (Chair) • Audit • Compensation	JULIE SHIMER, PhD
Age 71 | Independent | Director since October 2014

CAREER HIGHLIGHTS
Dr. Shimer is currently a private investor and has over 30 years of product development experience, including many years with major telecommunications companies.
Welch Allyn, Inc., a manufacturer of frontline medical products and solutions
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Chief Executive Officer and Director (March 2007 to April 2012)

Vocera Communications, Inc. a provider of wireless communications systems (2001 to 2007)
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President, Chief Executive Officer and Director

3Com Corporation
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General Manager

Motorola
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General Manager and Product Development Leader

AT&T Bell Laboratories
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Product Development Leader

OTHER CURRENT DIRECTORSHIPS AND ADVISORY POSITIONS
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Board member of Derivation, LLC, a provider of multilingual business technology

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Advisor to CPLANE Networks, a leader in end-to-end data center and wide area network service orchestration

PRIOR PUBLIC COMPANY BOARDS
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Apollo Endosurgery, Inc. (NASDAQ: APEN) (2018 to 2023)

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Masimo Corporation (NASDAQ: MASI) (2019 to 2023)

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NetGear, Inc. (NASDAQ: NTGR) (2007 to 2019)

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Windstream Holdings, Inc., (NASDAQ: WIN) (2017 to 2020)

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Earthlink, Inc., (NASDAQ: ELNK) (2013 to 2017)

OTHER PRIOR DIRECTORSHIPS
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Vocera Communications, Inc. (2001 – 2007)

KEY SKILLS AND QUALIFICATIONS
Dr. Shimer has been selected to serve as a member of our Board of Directors due to her:
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Executive leadership experience as a chief executive officer;

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Knowledge of, and experience in, the healthcare industry;

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International experience; and

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Governance and public company board experience.

2024 Notice and Proxy Statement▲29

PROPOSAL 1. ELECTION OF DIRECTORS
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CEO, AVANOS MEDICAL, INC.	JOSEPH F. WOODY
Age 58 | Director since June 2017

CAREER HIGHLIGHTS
Mr. Woody has more than 20 years of experience in the healthcare sector.
Avanos Medical, Inc.
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Chief Executive Officer (June 26, 2017 to present)

Acelity Holdings, Inc., a global advanced wound care and regenerative medicine company
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Director, President and Chief Executive Officer (August 2015 to April 2017)

Kinetic Concepts, Inc., LifeCell Corporation and Systagenix Wound Management B.V., the combined organization that became Acelity
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President and Chief Executive Officer of the combined organization (September 2013 to August 2015)

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Interim Chief Executive Officer, LifeCell (April 2013 to September 2013)

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President and Chief Executive Officer, KCI (January 2012 to September 2013)

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Various leadership roles, KCI and LifeCell (November 2011 to January 2012)

Covidien plc
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Global President, Vascular Therapies

Smith & Nephew Advanced Wound Management
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Global President

Alliance Imaging, Inc.
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Vice President, Sales

Acuson
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Executive leadership positions

GE Medical Systems
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Executive Leadership Positions

OTHER CURRENT DIRECTORSHIPS
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AdvaMed, Inc. (since 2013)

KEY SKILLS AND QUALIFICATIONS
Mr. Woody has been selected to serve as a member of our Board of Directors due to his:
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Leadership experience as our CEO;

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Knowledge of, and experience in, the healthcare industry, including significant acquisition and integration experience;

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International experience; and

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Company board experience.

The Board of Directors unanimously recommends a vote FOR the election of each of the five nominees for director named above.
30▲2024 Notice and Proxy Statement

PROPOSAL 1. ELECTION OF DIRECTORS
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Director Compensation
Directors who are not officers or employees of the Company or any of our subsidiaries or affiliates are “Outside Directors” for compensation purposes and are compensated for their services under our Outside Directors’ Compensation Plan. All independent directors currently on our Board are Outside Directors and are compensated under this Plan.
Our objectives for Outside Director compensation are to:
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Attract qualified candidates for Board service;

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Remain competitive with the median compensation paid to Outside Directors of comparable companies;

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Keep pace with changes in practices in director compensation; and

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Reinforce our practice of encouraging stock ownership by our directors.

Our Outside Director compensation for 2023 was established based on the median non-management director compensation for our peers. A list of the 2023 peer group companies may be found in the “Compensation Discussion and Analysis” section of this proxy statement.
We structure Outside Director compensation as follows:

BOARD MEMBERS
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Cash retainer: $70,000 per annum, paid in four quarterly payments at the beginning of each quarter.

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Restricted share units: Annual grant with a value of  $190,000, awarded and valued on the first business day of the year.

CHAIRMAN OF THE BOARD • Additional cash compensation of $115,000 per annum, paid in four quarterly payments at the beginning of each quarter.
COMMITTEE CHAIRS • Additional cash compensation of $25,000 per annum for the Audit Committee chair and $15,000 per annum for the other committee chairs, payable in four quarterly payments at the beginning of each quarter.

OTHER COMMITTEE MEMBERS
Additional annual cash compensation, paid to committee members (other than the committee chairs) in four quarterly installments at the beginning of each quarter, paid as follows:
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Audit Committee: $12,500

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Compensation Committee: $7,500

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Governance Committee: $5,000

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Compliance Committee: $7,500

New Outside Directors receive a prorated annual retainer and grant of restricted share units based on the month when they join the Board.
We also reimburse Outside Directors for expenses incurred in attending Board or committee meetings.
Restricted share units are not shares of our common stock. Rather, restricted share units represent the right to receive a pre-determined number of shares of our common stock within 90 days following a “restricted period” that begins on the date of grant and expires on the date the Outside Director retires from or otherwise terminates service on the Board. In this way, they align the director’s interests with the interests of our stockholders. Outside Directors may not dispose of the units or use them in a pledge or similar transaction. Outside Directors also receive additional restricted share units equivalent in value to the dividends, if any, that would have been paid to them if the restricted share units granted to them were shares of our common stock. The Company does not currently pay dividends on its common stock.
Pursuant to our stock ownership policy, Outside Directors are expected to hold shares of our common stock equal to five times their annual cash retainer amount. Currently, all our Outside Directors (other than Dr. Lisa Egbuonu-Davis, who was appointed to the Board effective March 6, 2023) meet the guideline requirements. See “Stock Ownership Guidelines.”

2024 Notice and Proxy Statement▲31

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2023 Outside Director Compensation
The following table shows the compensation paid to each Outside Director for his or her service in 2023:
Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	Total ($)
Gary D. Blackford	200,000	190,000	390,000
John P. Byrnes(3)	102,500	190,000	292,500
Dr. Lisa Egbuonu-Davis(4)	88,459	156,688	245,147
Patrick J. O’Leary	102,540	190,000	292,540
Dr. Julie Shimer	99,375	190,000	289,375

(1)
Amounts shown reflect the grant date fair value of those grants, determined in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718 — Stock Compensation (“ASC Topic 718”) for restricted share unit awards granted pursuant to our Outside Directors’ Compensation Plan. See Note 13 to our audited consolidated and combined financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023 for the assumptions used in valuing these restricted share units.

(2)
Outside Director compensation for 2024 will be the same as in 2023. Accordingly, each acting Outside Director received an annual grant of 8,378 restricted share units on January 2, 2024.

(3)
Mr. Byrnes is not up for re-election at the 2024 Annual Meeting.

(4)
Dr. Egbuonu-Davis was appointed to the Board effective March 6, 2023; her compensation for the year was prorated accordingly.

Other than the cash payments and grants of restricted share units previously described, no Outside Director received any compensation or perquisites from the Company for services as a director in 2023.
A director who is not an Outside Director does not receive any compensation for services as a member of the Board or any committee but is reimbursed for expenses incurred as a result of his or her services.

32▲2024 Notice and Proxy Statement

PROPOSAL 2.
RATIFICATION OF AUDITORS
The Audit Committee of the Board of Directors is directly responsible for the appointment, compensation, retention and oversight of our independent auditors. The Audit Committee is also responsible for overseeing the negotiation of the audit fees associated with retaining our independent auditors. To ensure continuing auditor independence, the Audit Committee periodically considers whether a different audit firm should perform our independent audit work. Also, in connection with the mandated rotation of the independent auditor’s lead engagement partner, the Audit Committee and its Chair are directly involved in the selection of the lead engagement partner.
For 2024, the Audit Committee has selected Deloitte & Touche LLP as the independent registered public accounting firm to audit our financial statements. In engaging Deloitte for 2024, the Audit Committee utilized a review and selection process that included the following:
•
A review of management’s assessment of the services Deloitte provided in 2023;

•
Discussions, in executive session, with the Chief Financial Officer and Controller regarding their viewpoints on the selection of the 2024 independent auditors and on Deloitte’s performance;

•
Discussions with representatives of Deloitte about their possible engagement;

•
Audit Committee discussions, in executive session, about the selection of the 2024 independent auditors;

•
A review and approval of Deloitte’s proposed estimated fees for 2024; and

•
A review and assessment of Deloitte’s independence.

The Audit Committee and the Board believe that the continued retention of Deloitte to serve as our independent auditor is in the best interests of the Company and our stockholders, and they recommend that our stockholders ratify this selection.
Representatives of Deloitte are expected to attend the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
Stockholders are not required to ratify the appointment of Deloitte as our independent auditor. However, we are submitting the ratification to our stockholders as a matter of good corporate practice. If our stockholders fail to ratify the appointment of Deloitte, the Audit Committee may nonetheless choose to retain Deloitte, and even if our stockholders do ratify the appointment of Deloitte, the Audit Committee in its discretion may select a different independent auditor at any time during the year if it determines that such change would be in the best interests of the Company and our stockholders.

The Board of Directors unanimously recommends a vote FOR ratification of the selection of Deloitte as the Company’s auditor for 2024.
2024 Notice and Proxy Statement▲33

PROPOSAL 2. RATIFICATION OF AUDITORS
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Accounting Firm Fees
Our aggregate fees to Deloitte (excluding value added taxes) with respect to the fiscal years ended December 31, 2023 and 2022 were as follows:
	2023 ($)	2022 ($)
Audit Fees(1)	2,722,000	2,507,000
Audit-Related Fees	—	—
Tax Fees(2)	348,000	371,000
All Other Fees	—	—

(1)
These amounts represent fees billed or expected to be billed for professional services rendered by Deloitte for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2023 and December 31, 2022, reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, and other services that are normally provided by the independent registered public accounting firm in connection with statutory or regulatory filings or engagements for each of those fiscal years, including: fees for consolidated financial audits, statutory audits, comfort letters, attest services, consents, assistance with and review of SEC filings and other related matters.

(2)
These amounts represent Deloitte’s aggregate fees for tax compliance, tax advice and tax planning for 2023 and 2022.

Audit Committee Approval of Audit and Non-Audit Services
Using the following procedures, the Audit Committee pre-approves all audit and non-audit services provided by Deloitte to the Company:
•
Before the first in-person or virtual Audit Committee meeting of the year, our Controller prepares a detailed memorandum regarding non-audit services to be provided by Deloitte during the year. This memorandum includes the services to be provided, the estimated cost of these services, reasons why it is appropriate to have Deloitte provide these services, and reasons why the requested services are not inconsistent with applicable auditor independence rules;

•
At the first in-person or virtual Audit Committee meeting each year, our Controller presents a proposal, including fees, to engage Deloitte for audit and non-audit services; and

•
Before each subsequent meeting of the Audit Committee, our Controller prepares an additional memorandum that includes updated information regarding the approved services and highlights any new audit and non-audit services to be provided by Deloitte. All new non-audit services to be provided are described in individual requests for services.
The Audit Committee reviews the requests presented in these proposals and memoranda and approves all services it finds acceptable.
To ensure prompt handling of unexpected matters, the Audit Committee has delegated to the Chair of the Audit Committee the authority to amend or modify the list of audit and non-audit services and fees between meetings, as long as the additional or amended services do not affect Deloitte’s independence under applicable rules. Any actions taken under this authority are reported to the Audit Committee at its next meeting.
All Deloitte’s services and fees in 2023 were pre-approved by the Audit Committee or the Audit Committee Chair.

34▲2024 Notice and Proxy Statement

PROPOSAL 2. RATIFICATION OF AUDITORS
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Audit Committee Report
In accordance with its charter adopted by the Board, the Audit Committee assists the Board in overseeing the quality and integrity of the Company’s accounting, auditing, and financial reporting practices.
In discharging its oversight responsibility for the audit process, the Audit Committee obtained from the independent registered public accounting firm (the “auditors”) a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence, as required by Public Company Accounting Oversight Board (“PCAOB”) Rule 3526, “Communication with Audit Committees Concerning Independence,” discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence. The Audit Committee also discussed with management, the internal auditors, and the auditors, the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget, and staffing. The Audit Committee reviewed with both the auditors and the internal auditors their audit plans, audit scope, and identification of audit risks.
The Audit Committee discussed and reviewed with the auditors all communications required by the Securities and Exchange Commission and the PCAOB’s auditing standards, including those required by PCAOB AS 16, “Communication with Audit Committees.” Also, with and without management present, it discussed and reviewed the results of the auditors’ examination of the Company’s financial statements.
Management is responsible for preparing the Company’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and for establishing and maintaining the Company’s internal control over financial reporting. The auditors have the responsibility for performing an independent audit of the Company’s financial statements and for expressing opinions on the conformity of the Company’s financial statements with GAAP. The Audit Committee discussed and reviewed the Company’s audited financial statements as of and for the fiscal year ended December 31, 2023, with management and the auditors.
Based on the above-mentioned review and discussions with management and the auditors, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the SEC. The Audit Committee also has selected and recommended to the Company’s stockholders for ratification the reappointment of Deloitte as the independent registered public accounting firm for 2024.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Patrick J. O’Leary, Chair
John P. Byrnes
Dr. Julie Shimer

2024 Notice and Proxy Statement▲35

PROPOSAL 3.
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
In the Compensation Discussion and Analysis that follows, we describe in detail our executive compensation program, including its objectives, policies, and components. Our executive compensation program seeks to align the compensation of our executives with the objectives of our business plans and strategies. To this end, the Compensation Committee approved an executive compensation program for 2023 that was designed to achieve the following objectives:

I. PAY FOR PERFORMANCE
• Support a performance-oriented environment that rewards achievement of our financial and non-financial goals
II. FOCUS ON LONG- TERM SUCCESS
• Reward executives for long-term strategic management and stockholder value enhancement
III. STOCKHOLDER ALIGNMENT
• Align the financial interest of our executives with those of our stockholders
IV. QUALITY OF TALENT
• Attract and retain executives whose abilities are considered essential to our long-term success

For a more detailed discussion of how our executive compensation program reflects these objectives, including information about the 2023 compensation of our named executive officers, see “Compensation Discussion and Analysis,” below.
We are asking our stockholders to support our executive compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our executives and the objectives, policies and practices described in this proxy statement. Accordingly, our stockholders are being asked to vote on the following non-binding resolution at the Annual Meeting:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in the Company’s proxy statement relating to the 2024 Annual Meeting of Stockholders, be, and it hereby is, approved by the Company’s stockholders on an advisory basis.”
The say-on-pay vote is advisory and is therefore not binding on the Company, the Compensation Committee or our Board. Nonetheless, the Compensation Committee and our Board value the opinions of our stockholders. Therefore, to the extent there is any significant vote against the executive compensation as disclosed in this proxy statement, the Compensation Committee and our Board will consider our stockholders’ concerns and will evaluate whether any actions are necessary to address those concerns.
At the 2021 Annual Meeting of Stockholders, our stockholders expressed a preference that advisory votes on executive compensation be held on an annual basis. The Board has determined, in line with the recommendation of our stockholders, to have an annual advisory vote on the compensation of our named executive officers. Accordingly, an advisory vote on executive compensation will occur at the 2024 Annual Meeting.

The Board of Directors unanimously recommends a vote FOR the approval on an advisory basis of the compensation paid to the Company’s named executive officers as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules.

36▲2024 Notice and Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (“CD&A”) is intended to provide investors with an understanding of the compensation policies and decisions regarding 2023 compensation for our named executive officers.
For 2023, our named executive officers were:
JOSEPH F. WOODY
CHIEF EXECUTIVE OFFICER
MOJIRADE JAMES
SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
MICHAEL C. GREINER(1)
SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND CHIEF TRANSFORMATION OFFICER
SUDHAKAR VARSHNEY(3)
SENIOR VICE PRESIDENT, GLOBAL SUPPLY CHAIN AND PROCUREMENT
KERR W. HOLBROOK(2)
SENIOR VICE PRESIDENT AND CHIEF COMMERCIAL OFFICER
WILLIAM D. HAYDON(4)
SENIOR VICE PRESIDENT AND GENERAL MANAGER, PAIN FRANCHISE

(1)
Mr. Greiner assumed the additional role of Chief Transformation Officer on January 10, 2023; prior thereto, he served as Senior Vice President, Chief Financial Officer.

(2)
Mr. Holbrook was appointed to the position of Senior Vice President and Chief Commercial Officer on January 10, 2023; prior thereto, he served as Senior Vice President and General Manager, Chronic Care.

(3)
Mr. Varshney, who first became a named executive office in 2023, has notified the Company that he will resign his position with the Company effective March 31, 2024.

(4)
On January 10, 2023, the Company and Mr. Haydon entered into a Severance and Separation Agreement pursuant to which Mr. Haydon’s employment with the Company terminated effective March 31, 2023.

A biography of each of our named executive officers (other than William D. Haydon, whose employment with the Company terminated on March 31, 2023) is provided under the caption “Directors, Executive Officers and Corporate Governance” in Item 10 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.
To assist stockholders in finding important information, this CD&A is organized as follows:
38	COMPENSATION EXECUTIVE SUMMARY
41	EXECUTIVE COMPENSATION OBJECTIVES AND POLICIES
42	EXECUTIVE COMPENSATION DESIGN PHILOSOPHY AND GUIDING PRINCIPLES
43	COMPONENTS OF OUR EXECUTIVE COMPENSATION PROGRAM
44	SETTING ANNUAL COMPENSATION
46	EXECUTIVE COMPENSATION FOR 2023
52	BENEFITS AND OTHER COMPENSATION
53	ADDITIONAL INFORMATION ABOUT OUR COMPENSATION PRACTICES

2024 Notice and Proxy Statement▲37

COMPENSATION DISCUSSION AND ANALYSIS
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Compensation Executive Summary
This executive summary provides a brief overview of our key accomplishments in 2023 and our key compensation principles and practices.
2023 BUSINESS HIGHLIGHTS
As Joseph F. Woody, our CEO, stated when announcing our Fourth Quarter and Full-Year 2023 results: “We were very pleased with the overall execution on our transformation initiative last year, which sets the foundation for more profitable growth in 2024 and for reaching our mid-term financial targets in 2025. We believe we are poised to maintain the positive momentum in our Digestive Health portfolio and we are also confident that our strategy for the Pain Management and Recovery business will lead to sustainable growth as we enter 2024.”
During 2023, we completed a number of important steps in furtherance of our three-year transformation initiative, pursuant to which we:
•
Have combined our Chronic Care and Pain Management franchises into a single commercial organization focused on the Digestive Health and Pain Management and Recovery product categories;

•
Plan to rationalize our product portfolio through targeted divestitures;

•
Have undertaken cost management initiatives to enhance the Company’s operating profitability; and

•
Plan to pursue efficient capital allocation strategies, including through acquisitions that meet the Company’s strategic and financial criteria.

In July 2023, we closed the acquisition of Diros Technology Inc., whose unique RF Trident™ technology is expected to enhance our Pain Management and Recovery treatment options and complement our premium COOLIEF* Cooled Radiofrequency product offering.
In October 2023, we completed the sale of substantially all of the assets of our respiratory health (“RH”) business. This transaction was aimed at accelerating our efforts to focus our portfolio in markets where we believe we are well-positioned to succeed.
By 2025, the Company anticipates that the transformation initiative will ultimately result in gross savings of between $45 and $55 million compared to 2022.

Our 2023 financial highlights include:
$774.2M
net sales*
$122.1M
adjusted EBITDA
$1.38
adjusted diluted EPS
$87.7M
cash on hand at December 31, 2023

*
Net sales reflects the Company’s total net sales for the year ended December 31, 2023, including net sales from discontinued operations resulting from the divestiture of the RH business.

Adjusted EBITDA and adjusted diluted EPS are non-GAAP financial measures. A description of these measures and a reconciliation to the most directly comparable GAAP financial measures is provided in Appendix A to this proxy statement.

38▲2024 Notice and Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
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PERFORMANCE-BASED COMPENSATION
Pay-for-performance is a key objective of our compensation program. Consistent with that objective, performance-based compensation constituted a significant portion of our named executive officers’ target total direct annual compensation (i.e., sum of base salary, target annual incentive and target long-term incentive) for 2023. Also, to further align the financial interests of our executives with those of our stockholders, a majority of our executives’ target total direct annual compensation for 2023 was equity-based.

*
Percentage of 2023 target equity grant value.

2024 Notice and Proxy Statement▲39

COMPENSATION DISCUSSION AND ANALYSIS
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COMPENSATION DESIGN PRINCIPLES AND GOVERNANCE PRACTICES
The design principles for our executive compensation program are intended to protect and promote the interests of our stockholders. Below we summarize certain practices we have implemented to drive performance and those we have not implemented because we do not believe they would serve our stockholders’ long-term interests:
WHAT WE DO
Pay for performance
Cap short-term and long-term incentive payments at reasonable levels
Utilize an independent compensation consultant retained by the Compensation Committee
Require that change-in-control agreements contain a double-trigger severance requirement
Utilize an independent compensation consultant retained by the Compensation Committee
Require the Company to clawback incentive-based compensation erroneously paid to our executive officers in the event of an accounting restatement
Perform an annual compensation risk assessment
Maintain stock ownership guidelines
WHAT WE DON’T DO
No employment contracts
No excise tax gross-up on change-in-control payments
No repricing of underwater options without stockholder approval
No payment of dividends on unearned long-term incentives
No executive officer hedging or pledging transactions involving Company stock
No excessive perquisites provided to executives

40▲2024 Notice and Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
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EXECUTIVE COMPENSATION OBJECTIVES AND POLICIES
The Compensation Committee is responsible for establishing and administering our policies governing the compensation of our executive officers. The Compensation Committee reviews our executive officer compensation objectives and policies annually, including determining whether they continue to support our business objectives and are consistent with the Compensation Committee’s charter.
Our 2023 executive officer compensation policies were designed to achieve the following objectives:
Objective	Description	Related Policies
Pay-for-Performance	Support a performance-oriented environment that rewards achievement of our financial and non-financial goals.	The majority of executive officer pay varies with the levels at which annual and long-term performance goals are achieved. Performance goals are aligned with our strategies for sustained growth and profitability.
Focus on Long-Term Success	Reward executive officers for long-term strategic management and stockholder value enhancement.	In 2023, consistent with its commitment to return to a long-term incentive mix with a higher proportion of performance-based restricted stock units (“PRSUs”) compared to time-based restricted stock units (“TRSUs”), the Committee granted a mix of 50% TRSUs and 50% PRSUs (compared to 75% TRSUs and 25% PRSUs in 2021 and 60% TRSUs and 40% PRSUs in 2022). The Compensation Committee believes this greater reliance on PRSUs supports the pay-for-performance and stockholder alignment objectives of our executive officer compensation program.
Stockholder Alignment	Align the financial interest of our executive officers with those of our stockholders.	Equity-based awards, including PRSUs and TRSUs, as well as our stock ownership guidelines, directly align the financial interests of our executive officers with those of our stockholders.
Quality of Talent	Attract and retain executive officers whose abilities are considered essential to our long-term success as a global company.	The Compensation Committee reviews peer group data to ensure our executive officer compensation program remains competitive so we can continue to attract and retain this talent.
2024 Notice and Proxy Statement▲41

COMPENSATION DISCUSSION AND ANALYSIS
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EXECUTIVE COMPENSATION DESIGN PHILOSOPHY AND GUIDING PRINCIPLES
The Compensation Committee has adopted the following design philosophy to guide the manner in which our named executive officer compensation objectives and policies are implemented:
Philosophy	Description	Guiding Principles
Aligned	A majority of executive officer compensation should be at risk and vary with the performance outcomes for stockholders.
•
50% or more of executive officer compensation should be incentive-based.

•
Incentive metrics should be aligned to stockholder value.

•
Performance goals should generally reflect year-over-year growth to achieve target funding.

•
TRSUs to executive officers should be a minority part of their direct annual compensation.

•
Within business groups, a majority of performance should be placed on business unit performance goals.

Compelling	The value and structure of executive officer compensation should assist in the attraction and retention of key executive talent.
•
Base salaries should be at or above the 50th percentile of our peer group with variance based on skills, experience, performance and role responsibilities.

•
Target annual incentive compensation payout opportunities should be at the 50th percentile of our peer group, with meaningful upside payouts for performance over target.

Simple	The executive officer compensation arrangements should be relatively simple and focus on broad performance factors.
•
Performance-based compensation arrangements should use a minimal number of metrics, typically one or two.

•
Special or one-time incentive awards should be used sparingly.

•
Perquisites and other special executive benefits generally should be avoided.

Sound	Executive officer compensation policies and structure should support strong corporate governance and drive an ownership culture among executives.
•
Ownership culture should be reinforced through use of good governance practices.

•
Individual employment contracts should be avoided, and severance practices should be conservative.

•
Compensation deferral opportunities should be consistent with market practices.

•
Compensation programs should encourage innovation while deterring excessive risk taking.

42▲2024 Notice and Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
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COMPONENTS OF OUR EXECUTIVE COMPENSATION PROGRAM
The Compensation Committee retains the discretion to deviate from the above guiding principles if it determines that to do so would be consistent with our overall executive officer compensation objectives and would be in the best interests of the Company and its stockholders.
The table below gives an overview of the compensation components used in our 2023 executive officer compensation program and matches each with one or more of the objectives described above.

Component	Objective	Purpose	Target Competitive Position
Base salary	Quality of talent	Provide annual cash income based on: • Level of responsibility, performance and experience • Comparison to market pay information	• Compared to median of peer group • Actual base salary will vary based on the individual’s performance and experience in the position
Annual cash incentive	Pay-for-performance Quality of talent	Motivate and reward achievement of annual performance goals	• Target award compared to median of peer group • Actual payout will vary based on actual corporate and business unit performance
Long-term equity incentive	Stockholder alignment Focus on long-term success Pay-for-performance Quality of talent	Provide an incentive to deliver stockholder value and to achieve our long-term objectives through awards of: • Performance-based restricted share units • Time-based restricted share units
•
Target compared to median of peer group

•
Actual payout of PRSUs granted in 2021, 2022 and 2023 will vary based on actual performance

•
Actual value of TRSUs granted in 2021, 2022 and 2023 will also vary based on actual stock price performance

Retirement benefits	Quality of talent	Provide competitive retirement plan benefits through a 401(k) plan and other defined contribution plans	• Retirement benefits comparable to those of peer group
Perquisites	Quality of talent	Provide minimal market-based additional benefits	• Determined by the Compensation Committee
Post-termination compensation (severance and change of control)	Quality of talent
Encourage attraction and retention of executives critical to our long-term success and competitiveness:
•
Severance Pay Plan provides eligible employees, including executive officers, with payments and benefits in the event of certain involuntary terminations

•
Executive Severance Plan provides eligible executives with payments and benefits in the event of a qualified separation from service following a change of control

• Severance benefits comparable to peer group
2024 Notice and Proxy Statement▲43

COMPENSATION DISCUSSION AND ANALYSIS
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SETTING ANNUAL COMPENSATION
This section describes the processes followed in setting 2023 target annual compensation for our executive officers.
Focus On Target Total Direct Annual Compensation
In setting 2023 compensation for our executive officers, including our CEO, the Compensation Committee focused on total direct annual compensation, which consisted of annual cash compensation (base salary and target annual cash incentive) and long-term equity incentive compensation (TRSUs and PRSUs). The Compensation Committee considered annual cash and long-term equity incentive compensation both separately and together to help ensure that the executive officer compensation objectives are met.

Benchmarking — Executive Compensation Peer Group
In 2023, we used a custom executive compensation peer group to benchmark named executive officer compensation. The peer group is intended to consist of companies with which we compete for talent. The Compensation Committee approved the following peer group and used compensation data derived from each peer group company in its determination of each executive officer’s target total direct annual compensation:

2023 Executive Compensation Peer Group

• Abiomed, Inc.	• Globus Medical Inc.	• Integra Lifesciences Holding	• Natus Medical, Inc.
• Accuray Incorporated	• ICU Medical, Inc.	• Lantheus Holdings, Inc.	• Nevro Corporation
• AngioDynamics, Inc.	• Insulet Corporation	• Masimo Corporation	• NuVasive, Inc.
• CONMED Corporation	• Integer Holdings Corporation	• Merit Medical Systems, Inc.	• Orthofix Medical
• ConvaTec Group Plc
The Compensation Committee determined that the 2023 peer group, with annual revenue ranging from $303 million to $2.04 billion, and with a median annual revenue of  $1.01 billion at the time the peer group was set, was an appropriate peer group from which to derive competitive compensation.
The Compensation Committee, working with its independent compensation consultant, reviews the executive compensation peer group at least annually to ensure it continues to serve as an appropriate comparison for our compensation program. The companies in the 2023 peer group remained unchanged from 2022.

Process for Setting Target Total Direct Annual Compensation
In setting target total direct annual compensation for each of our executive officers, the Compensation Committee considers both competitive market data derived from our peer group and each executive officer’s prior year performance. To remain competitive in the marketplace for executive talent, the Committee generally sets each compensation component at the 50th percentile of the peer group.
To reinforce a pay-for-performance culture, targets for individual executive officers may be set above or below this median depending on the executive’s performance in prior years and experience in the position, as well as any applicable retention concerns.

44▲2024 Notice and Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
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The Compensation Committee believes that generally setting the target level of each compensation component at the 50th percentile of the peer group (subject to adjustment as noted above) and providing incentive compensation opportunities that will enable executive officers to earn above-target compensation for superior performance is consistent with the objectives of our executive officer compensation policies. In particular, the Committee believes that this approach enables us to attract and retain skilled and talented executive officers to guide and lead our businesses and supports a pay-for-performance culture.
When setting target annual compensation for our executive officers, the Compensation Committee considers each compensation component separately (base salary, annual cash incentive and long-term equity incentive), but its decision regarding a particular component does not necessarily impact its decision about other components.
In setting compensation for executive officers that join us from other companies, the Compensation Committee evaluates both market data for the position to be filled and, as appropriate, the candidate’s compensation history. The Committee recognizes that to successfully recruit a candidate to leave his or her current position and to join the Company, the candidate’s compensation package may have to exceed his or her current compensation, which could result in a compensation package above the median of our peer group for a period of time.

CEO Total Direct Annual Compensation
Our CEO’s total direct annual compensation is determined in the same manner as the total direct annual compensation of the other named executive officers. Our CEO’s compensation is appropriately higher than that of the other named executive officers in recognition of our CEO’s greater responsibility for managing and overseeing the Company as a global enterprise.

Total Direct Annual Compensation Targets for 2023
For 2023, the Committee established the following total direct annual compensation targets for our named executive officers based on their roles and responsibilities, prior year performance, experience in their current positions and competitive market data:
NAME	2023 TOTAL DIRECT ANNUAL COMPENSATION TARGET ($)
Joseph F. Woody	7,233,917
Michael C. Greiner	2,969,000
Kerr W. Holbrook	2,096,000
Mojirade James	1,911,000
Sudhakar Varshney	1,433,600
William D. Haydon(1)	—

(1)
On January 10, 2023, the Company and Mr. Haydon entered into a Severance and Separation Agreement pursuant to which Mr. Haydon’s employment with the Company terminated effective March 31, 2023. As a result, no annual compensation target was established for Mr. Haydon for 2023.

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COMPENSATION DISCUSSION AND ANALYSIS
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EXECUTIVE COMPENSATION FOR 2023
To help achieve the objectives discussed above, our executive officer compensation program for 2023 consisted of fixed and performance-based components, as well as short-term and long-term components.
Base Salary
To attract and retain high-caliber executives, we pay our executive officers an annual fixed salary that we believe to be competitive in the marketplace.
The Compensation Committee annually reviews salary ranges and individual salaries for executives. Salary adjustments generally are made effective on April 1 of each year. In determining individual salaries, the Compensation Committee considers salary levels for similar positions at our peer group companies, as well as the executive officer’s performance and experience in his or her position. This performance evaluation is based on how the executive officer performed during the prior year against results-based objectives established at the beginning of the prior year. In general, an experienced executive officer who is performing at a satisfactory level will receive a base salary at or around the median of our peer group. However, the Compensation Committee may set an executive officer’s base salary above or below the median depending on the officer’s experience and performance. From time to time, if warranted, executive officers may receive additional salary increases because of promotions, changes in duties and responsibilities, retention concerns, or market conditions.
The following table shows the 2023 base salaries in effect for each named executive officer during the year.

NAME	2023 BASE SALARY BEFORE APRIL 1 ($)	2023 BASE SALARY AFTER APRIL 1 ($)
Joseph F. Woody	1,015,417	1,015,417
Michael C. Greiner	520,000	570,000
Kerr W. Holbrook	405,000	500,000(1)
Mojirade James	445,000	460,000
Sudhakar Varshney	446,000	446,000
William Haydon(2)	405,000	—

(1)
Mr. Holbrook’s salary was increased to $435,000 in April 2023 and to $500,000 in October 2023 to reflect his increased job responsibilities.

(2)
Mr. Haydon’s employment with the Company terminated effective March 31, 2023.

2023 Annual Cash Incentive Program
Consistent with our pay-for-performance compensation objective, our executive compensation program includes an annual cash incentive program to motivate and reward executives to achieve annual performance objectives established by the Compensation Committee.
Target Payment Amounts and Range Of Possible Payouts For 2023 Annual Cash Incentive Program
At the beginning of the year, the Compensation Committee set each executive officer’s target payment amount (expressed as a percentage of base salary) under the 2023 annual cash incentive program. Depending on the level of achieved performance against predetermined performance goals, our executive officers could earn between 0% and 200% of their target payment amount. The Committee determined target payment amounts and range of payout based principally on competitive market data.
The following table shows the target payment amounts and range of possible payouts for each named executive officer in 2023:

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COMPENSATION DISCUSSION AND ANALYSIS
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Name	Target Payment Amount(1)	Range of Potential Payout
Joseph F. Woody	120% of base salary	0% – 200% of target payment amount
Michael C. Greiner	70% of base salary	0% – 200% of target payment amount
Kerr W. Holbrook	60% of base salary	0% – 200% of target payment amount
Mojirade James	60% of base salary	0% – 200% of target payment amount
Sudhakar Varshney	60% of base salary	0% – 200% of target payment amount
William D. Haydon	—(2)	—(2)

(1)
Target Payment Amount is a percentage of actual base salary paid to the executive during the year.

(2)
On January 10, 2023, the Company and Mr. Haydon entered into a Severance and Separation Agreement pursuant to which Mr. Haydon’s employment with the Company terminated effective March 31, 2023. As a result, no cash incentive target was established for Mr. Haydon for 2023.

Payment amounts under the annual cash incentive program depend on achieved performance measured against performance goals generally established at the beginning of the year by the Compensation Committee. These performance goals are derived from our financial goals and business objectives.
For 2023, the Compensation Committee approved the following performance measures for the annual cash incentive program: (i) adjusted net sales; (ii) adjusted EBITDA; and (iii) strategic initiatives. The Compensation Committee decided to use strategic initiatives to promote a focus on the key longer-term success elements of the Company’s strategic plan.
The following table shows the 2023 performance goals and weights established for each of our named executive officers (other than William D. Haydon, whose employment with the Company terminated effective March 31, 2023 and for whom no 2023 performance goals were established).

Performance Goal	Weight
Adjusted Net Sales	20%
Adjusted EBITDA	40%
Strategic Initiatives	40%
For 2023, the Committee set the following financial goals and corresponding payout percentages at the indicated level of performance:
	Range of Performance Levels
Measure	Threshold	Target	Maximum
Adjusted net sales (millions)	$790	$820	$850
Adjusted EBITDA (millions)	$129	$145	$161
Initial payout percentage	0%	100%	200%
The following table explains how the Compensation Committee determined adjusted net sales and adjusted EBITDA and the rationale for the Committee’s selection of the 2023 performance measures.

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COMPENSATION DISCUSSION AND ANALYSIS
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2023 Goal	Explanation	Reason for use as a Performance Measure
Adjusted net sales	Adjusted net sales for 2023 on a constant currency basis.	To promote a focus on overall growth, which ultimately drives profitability.
Adjusted EBITDA	EBITDA adjusted for incremental expenses arising from restructuring expenses, post-divestiture transition charges, certain litigation costs and acquisition and integration charges.	To manage profitability and to focus on controlling costs to generate free cash flow.
Strategic initiatives	Designed to be consistent with key activities and easily measured at the end of the year	To promote a focus on the key longer-term success elements of the Company’s strategic plan.
For 2023, the Compensation Committee set the Strategic Initiatives and the corresponding initial payout percentages at the following levels:
Strategic Initiative
Identify an additional $10 million of program savings in connection with the three-year transformation process approved in January 2023 (the “Transformation Process”)
Sign and close a definitive agreement to sell the Company’s Respiratory Health (“RH”) business
Sign and announce two “tuck-in” acquisitions; develop and approve associated integration plans; and align on post-closing synergies
The Compensation Committee was tasked with reviewing the Company’s execution against the three strategic initiatives to collectively and holistically determine the achieved payout, with a payout range of 0% to 300%. The Compensation Committee had the discretion to determine the award amount for strategic initiatives based upon the results achieved at the end of 2023.
Actual results and actual payout percentages
For 2023, the Compensation Committee determined that the Company’s adjusted net sales (as calculated for purposes of determining the annual cash incentive payout) were $803.2 million and its adjusted EBITDA (as calculated for purposes of determining the annual cash incentive payout) was $132.6 million, resulting in a 44.7% payout percentage on the adjusted net sales factor and a 22.7% payout percentage on the adjusted EBITDA factor. Further, the Compensation Committee determined that the Company achieved a 166.7% payout on the strategic initiative component as a result of: (i) the program savings actually identified in connection with the Transformation Process; (ii) the successful sale of the RH business in October 2023; and (iii) the closing of the acquisition of Diros Technology Inc. in July 2023. As a result, the Committee determined that the 2023 payout percentage for our named executive officers was 84.7%.
Annual Cash Incentive Payouts for 2023
The following table shows the payout opportunities and the actual payouts of annual cash incentives for 2023 for each of our named executive officers. Payouts were based on the payout percentages for each element, weighted for each executive as shown above.

48▲2024 Notice and Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
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	ANNUAL INCENTIVE TARGET OPPORTUNITY		ANNUAL INCENTIVE MAXIMUM OPPORTUNITY		ACTUAL 2023 ANNUAL INCENTIVE PAYOUT
NAME	% OF BASE SALARY	AMOUNT ($)	% OF TARGET	AMOUNT ($)	% OF TARGET	AMOUNT ($)
Joseph F. Woody	120%	1,218,500	200%	2,437,000	84.7%	1,032,070
Michael C. Greiner	70%	390,250	200%	780,500	84.7%	333,012
Kerr W. Holbrook	60%	264,500	200%	529,000	84.7%	224,031
Mojirade James	60%	274,500	200%	549,000	84.7%	232,502
Sudhakar Varshney	60%	267,600	200%	535,200	84.7%	226,657
William D. Haydon(1)	—%	—	—%	—	0.0%	—

(1)
On January 10, 2023, the Company and Mr. Haydon entered into a Severance and Separation Agreement pursuant to which Mr. Haydon’s employment with the Company terminated effective March 31, 2023. As a result, no cash incentive target was established for Mr. Haydon for 2023.

Compensation Committee believes that the 2023 annual incentive payout is consistent with the pay-for-performance objective of our executive officer compensation program.

LONG-TERM EQUITY INCENTIVE COMPENSATION
Our executive officers receive annual long-term equity incentive grants as part of their overall compensation package. These awards are consistent with the objectives of aligning our senior leaders’ interests with the financial interests of our stockholders, focusing on our long-term success, supporting our performance-oriented environment, and offering competitive compensation packages.
Prior to April 29, 2021, all long-term equity incentive grants were made under the Avanos Medical, Inc. Equity Participation Plan (the “Prior Plan”). All long-term equity incentive grants made since April 29, 2021 have been and will be made under the Avanos Medical, Inc. 2021 Long Term Incentive Plan, as amended (the “2021 Plan”). The Prior Plan and the 2021 Plan are collectively referred to herein as the “Equity Participation Plans.”
Information regarding long-term equity incentive awards granted to our named executive officers can also be found under “Summary Compensation” and “Grants of Plan-Based Awards.”
2023 Grants
In determining the 2023 long-term equity incentive award grants for our named executive officers, the following factors were considered by the Compensation Committee, among others: the specific responsibilities and performance of the executive, business performance, retention needs, stock price performance, peer group compensation data and other market factors. Equity grants made in prior years were not considered when the Committee determined the 2023 target values or awards.
Determination of Target Value for 2023 Equity Awards
Based on the factors discussed above, and consistent with its commitment to return to a long-term incentive mix with a higher proportion of PRSUs, the Compensation Committee approved the following allocation of target grant value between TRSUs and PRSUs for each executive officer’s 2023 equity awards:
•
TRSUs — 50% of the target grant value.

•
PRSUs — 50% of the target grant value.

In 2023, consistent with its commitment to return to a long-term incentive mix with a higher proportion of performance-based restricted stock units (“PRSUs”) compared to time-based restricted stock units (“TRSUs”), the Committee granted a mix of 50% TRSUs and 50% PRSUs (compared to 75% TRSUs and 25% PRSUs in 2021 and 60% TRSUs and 40% PRSUs in 2022). The Compensation Committee believes this greater reliance on PRSUs supports the pay-for-performance and stockholder alignment objectives of our executive officer compensation program.
For 2023, the Compensation Committee approved the following annual long-term equity incentive awards to our named executive officers:

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COMPENSATION DISCUSSION AND ANALYSIS
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NAME	Target Grant Value of LTI Awards ($)	TRSUs Awarded ($)	TRSUs Awarded (#)	Target PRSUs Awarded ($)	Target PRSUs Awarded (#)
Joseph F. Woody	5,000,000	2,500,000	86,547	2,500,000	86,547
Michael C. Greiner	2,000,000	1,000,000	34,619	1,000,000	34,619
Kerr W. Holbrook	1,400,000	700,000	24,233	700,000	24,233
Mojirade James	1,175,000	587,500	20,339	587,500	20,339
Sudhakar Varshney	720,000	360,000	12,463	360,000	12,463
William D. Haydon(1)	—	—	—	—	—

(1)
On January 10, 2023, the Company and Mr. Haydon entered into a Severance and Separation Agreement pursuant to which Mr. Haydon’s employment with the Company terminated effective March 31, 2023. As a result, no long-term equity incentive target was established for Mr. Haydon for 2023.

The Compensation Committee used the following methodology to determine the number of TRSUs and PRSUs to grant to each named executive officer: (i) the number of TRSUs granted equaled the quotient of a named executive officer’s TRSUs target value divided by the average closing price of the Company’s common stock over 10 trading days up to and including the grant date and (ii) the number of target PRSUs granted equaled the quotient of a named executive officer’s PRSUs target value divided by the average closing price of the Company’s common stock over 10 trading days up to and including the grant date.
The 2023 target equity amounts differ from the amounts shown in the “Summary Compensation Table” because the annual cash incentive compensation included in the table above represents the value used by the Committee to determine the number of TRSUs and PRSUs to grant, while the Summary Compensation Table reflects the grant date value of these awards for accounting purposes.
One-third of the 2023 TRSUs will vest on each of the first, second and third anniversary of their award date, meaning such TRSUs will be fully vested on March 6, 2026, conditioned upon the grantee’s continuing employment with the Company on the applicable vesting date.
The 2023 PRSUs will vest on March 6, 2026, conditioned upon the grantee’s continuing employment with the Company through that date. The actual number of shares to be received upon vesting of the 2023 PRSUs will be determined as described below.
Each executive officer will receive one share of Company common stock for each vested TRSU and PRSU at the time of settlement.

PRSU Performance Goals and Potential Payouts
2023 PRSUs
For the PRSUs granted in 2023, the actual number of shares to be received by our named executive officers can range from zero to 200 percent of the target level established by the Compensation Committee for each executive, depending on the degree to which the performance objectives for these awards are met over the three-year period from 2023 through 2025. The performance goals of the PRSUs granted in 2023 are based on the Company’s free cash flow and year-over-year return on invested capital (“ROIC”). The 2023 PRSUs will vest on March 6, 2026, conditioned upon the grantee’s continuing employment with the Company through that date.
The annual performance goals and potential payouts at varying levels of free cash flow and ROIC performance for the 2023 PRSUs were set by the Compensation Committee in February 2023. Performance against the goals is measured annually, with a specified increase in each year’s actual ROIC performance serving as the baseline for the following year’s ROIC performance objective.
The 2023 performance goals and potential payouts at varying levels of performance for the 2023 PRSUs are as described below, with payouts between the levels determined on a straight-line basis. Each goal (free cash flow and year-over-year ROIC) is weighted equally. In February 2024, the Compensation Committee evaluated the results of the Company’s 2023 performance for free cash flow and year-over-year ROIC. The following table shows the actual performance against the goals.

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COMPENSATION DISCUSSION AND ANALYSIS
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2023 Goals for 2023 PRSUs	Weight	Threshold	Target	Maximum	Actual Performance	Projected Payout
Free cash flow	50%	$55m	$70m	$85m	$57m	28.6%
Payout (% of target)		50%	100%	200%
Year-over-year ROIC	50%	4.5%	5.5%	6.5%	4.9%	35.0%
Payout (% of target)		50%	100%	200%
	Total Projected 2023 Payout					63.6%
As a result of the Company’s performance in 2023, the 2023 portion of the 2023 PRSUs will vest at 63.6% of target when the 2023 PRSUs vest in March 2026. The 2023 performance will be combined with the 2024 and 2025 performance to determine the final payout at the end of the 2023 PRSUs’ three-year vesting period.
2022 PRSUs
The PRSUs granted in 2022 have a payout range from zero to 200 percent of the target level established by the Compensation Committee for each executive. Performance of the 2022 PRSUs is measured over the three-year period from 2022 through 2024. The performance goals of the 2022 PRSUs are based on year-over-year net sales growth and ROIC. The 2022 PRSUs will vest on March 4, 2025, conditioned upon the grantee’s continuing employment with the Company through that date.
The 2023 performance goals and potential payouts at varying levels of performance for the 2022 PRSUs are as described below, with payouts between the levels determined on a straight-line basis. Each goal (year-over-year net sales growth and ROIC) is weighted equally. In February 2024, the Compensation Committee evaluated the results of the Company’s 2023 performance for year-over-year net sales growth and ROIC. The following table shows the actual performance against the goals.

2023 Goals for 2022 PRSUs	Weight	Threshold	Target	Maximum	Actual Performance	Projected Payout
Year-over-year net sales growth	50%	2.5%	4.5%	6.0%	0%	0%
Payout (% of target)		50%	100%	200%
Year-over-year ROIC	50%	5.9%	6.9%	7.9%	5.1%	0%
Payout (% of target)		50%	100%	200%
	Total Projected 2023 Payout					0%
As a result of the Company’s performance in 2022, the 2022 portion of the 2022 PRSUs will vest at 120% of target when the 2022 PRSUs vest in March 2025. As a result of the Company’s performance in 2023, the 2023 portion of the 2022 PRSUs will vest at zero percent of target when the 2022 PRSUs vest in March 2025. The 2022 and 2023 performance will be combined with the 2024 performance to determine the final payout at the end of the 2022 PRSUs’ three-year vesting period.
2021 PRSUs
The PRSUs granted in 2021 were similar to the PRSUs granted in 2022, with a payout range from zero to 200 percent of the target level established by the Compensation Committee for each executive. Performance of the 2021 PRSUs is measured over the three-year period from 2021 through 2023. The performance goals of the 2021 PRSUs are based on year-over-year net sales growth and ROIC. The 2021 PRSUs will vest on March 17, 2024. The 2023 performance goals and potential payouts at varying levels of performance for the 2021 PRSUs were the same as the 2023 performance goals and potential payouts for the 2022 PRSUs, as described above.
As a result of the Company’s performance in 2021, the 2021 portion of the 2021 PRSUs will vest at 119.5% of target when the 2021 PRSUs vest on March 17, 2024. As a result of the Company’s performance in 2022, the 2022 portion of the 2021 PRSUs will vest at 120% of target when the 2021 PRSUs vested on March 17, 2024. As a result of the Company’s performance in 2023, the 2023 portion of the 2021 PRSUs will vest at zero percent

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COMPENSATION DISCUSSION AND ANALYSIS
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of target when the 2021 PRSUs vest on March 17, 2024. Combining the Company’s performance in 2021, 2022 and 2023, the 2021 PRSUs will in aggregate vest at 79.8% of target when the 2021 PRSUs vest on March 17, 2024.

Benefits and Other Compensation
Retirement Benefits
In 2023, the Company contributed on behalf of each named executive officer certain amounts to the Avanos Medical, Inc. 401(k) Plan (the “401(k) Plan”) and certain credits to the Avanos Medical, Inc. Non-Qualified 401(k) Plan (the “Non-Qualified 401(k) Plan”). The Company does not have a defined benefit pension plan in the United States, and none of our named executive officers participate in any Company defined benefit pension plans.
The 401(k) Plan and Non-Qualified 401(k) Plan are consistent with those maintained by our peer group companies and are necessary to remain competitive for recruiting and retaining executive talent. The 401(k) Plan is offered generally to all employees. The Committee believes that these retirement benefits are important parts of our compensation program. For more information, see “Non-Qualified Defined Compensation —
Overview of Qualified and Non-Qualified Plans.”

Other Compensation
We believe the perquisites provided to our executive officers are minimal and at or below the median of those provided by our peer group. In addition, the Company does not provide tax reimbursement or gross-ups for perquisites offered to executive officers, except for certain relocation benefits.

Severance Pay Plan
Our Severance Pay Plan provides severance benefits to most of our U.S. hourly and salaried employees, including our named executive officers, in the event they are involuntarily terminated under the circumstances described in the plan. The objective of this plan is to facilitate the employee’s transition to his or her next position, and not as a reward for the employee’s past service.
See “Potential Payments on Termination or Change of Control” for information regarding amounts payable under the Severance Pay Plan.

Executive Severance Plan
Our Executive Severance Plan provides severance benefits to eligible executives, including our named executive officers, in the event of a qualified termination of employment (as defined in the plan) in connection with a change of control. For an eligible employee to receive a payment under this plan: (i) a change of control of the Company must occur and (ii) the executive must have been involuntarily terminated without cause or have resigned for good reason (as defined in the plan) within two years of the change of control (often referred to as a “double trigger”). The objective of this plan is to encourage the executive to stay with the Company in the event of a change of control transaction to ensure a smooth transition. Each of our named executive officers participates in the Executive Severance Plan (other than William D. Haydon, who ceased to participate in the Executive Severance Plan when his employment with the Company terminated on March 31, 2023).
See “Potential Payments on Termination or Change of Control” for information regarding amounts payable under the Executive Severance Plan.

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COMPENSATION DISCUSSION AND ANALYSIS
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Additional Information About Our Compensation Practices
As a matter of sound governance, we follow certain practices with respect to our Covered Officer compensation program. We regularly review and evaluate our Covered Officer compensation practices in light of regulatory developments, market standards and other considerations.

Use of Independent Compensation Consultant
The Compensation Committee engaged Meridian as its independent consultant to assist it in determining the appropriate Covered Officer compensation under our compensation policies described above. Consistent with the Committee’s policy in which its independent consultant may provide services only to the Committee, Meridian had no other business relationship with the Company and received no payments from us other than fees and expenses for services to the Committee. See “Corporate Governance-Compensation Committee” for information about the use of compensation consultants.

Role of the Chief Executive Officer in Compensation Decisions
Our CEO makes a recommendation to the Compensation Committee each year on the appropriate target annual compensation for each of the other Covered Officers. The Committee makes the final determination of the target annual compensation for each such Covered Officer, including our CEO. While our CEO typically attends
Committee meetings, none of the other Covered Officers is present during the portion of the Committee’s meetings when compensation for such Covered Officers is set. In addition, our CEO is not present during the portion of the Committee’s meetings when his compensation is set.

Adjustment of Financial Measures for Annual and Long-Term Equity Incentives
Financial measures for the annual and long-term incentive programs are developed based on expectations about our planned activities and reasonable assumptions about the performance of our key business drivers for the applicable period. From time to time, however, discrete items or events may arise that were not contemplated by these plans or assumptions. These could include accounting and tax law changes, tax credits from items not within the ordinary course of our business operations, restructuring and write-off charges, significant acquisitions or dispositions, and significant gains or losses from litigation matters.
Under the Compensation Committee’s exception guidelines regarding our incentive program measures, the Committee may adjust in the future the calculation of financial measures for the incentive programs to eliminate the effect of the types of items or events described above. In making these adjustments, the Committee’s policy is to seek to neutralize the impact of the unexpected or unplanned items or events, whether positive or negative, in order to provide consistent and equitable incentive opportunities that the Committee believes are reflective of our performance. In considering whether to make a particular adjustment under its guidelines, the Committee will review whether the item or event was one for which management was responsible and accountable, treatment of similar items in prior periods, the extent of the item’s or event’s impact on the financial measure, and the item’s or event’s characteristics relative to normal and customary business practices. Generally, the Committee will apply an adjustment to all compensation that is subject to that financial measure.

Pricing and Timing of Stock Option and Other Equity Grants
Our policies and our Equity Participation Plans require stock options to be granted at no less than the closing price of our common stock on the date of grant. PRSU, TRSU and/or stock option grants to our executive officers are approved by the Compensation Committee, and the grants are effective on the date of such approval. Historically, our practice has been to make the annual grant of PRSUs, TRSUs and stock options to our executive officers in early March of each year, approximately two weeks following the filing of the Company’s Annual Report on Form 10-K for the prior year. However, if the approval occurs during a period when we do not permit insiders to trade Company common stock (a “Blackout Period”), the stock option grants will not be effective until the first business day following the end of the Blackout Period. Our Blackout Periods typically end at 11:59 p.m. on the day we issue our quarterly earnings press releases. Our executives

2024 Notice and Proxy Statement▲53

COMPENSATION DISCUSSION AND ANALYSIS
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are not permitted to choose the grant date for their individual PRSU, TRSU or stock option grants.
Our CEO has been delegated the limited authority to approve equity grants, including stock options, to employees for recruiting and special employee recognition and retention purposes. These grants were capped at 125,000 shares in 2023 and may not exceed 125,000 shares in calendar year 2024. Our CEO is not permitted to make any grants to any of our executive officers.

Incentive Compensation Clawback Policy
The Company has adopted an Incentive Compensation Clawback Policy (the “Clawback Policy”) that complies with the revised listing standards relating to clawbacks adopted by the NYSE in 2023.
Under the Clawback Policy, if the Company is required to prepare an accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under the federal securities laws, the Company is required to recover all “Erroneously Awarded Compensation” received by any person who served as an executive officer during the three completed fiscal years immediately preceding the date that the Company is required to prepare the accounting restatement, plus any transition period (resulting from a change in the Company’s fiscal year) within or immediately following those three completed fiscal years.
The Clawback Policy defines “Erroneously Awarded Compensation” as the amount of incentive-based compensation received that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated amounts.
The Clawback Policy also entitles the Compensation Committee to designate other non-executive employees of the Company to be subject to the provisions of the Clawback Policy. The Compensation Committee has decided to apply the Clawback Policy to all Company employees with a title of Vice President or higher.
The Clawback Policy is included as Exhibit 97.1 to our Annual Report on Form 10-K for the year ended December 31, 2023.

Stock Ownership Guidelines
We strongly believe that the financial interests of our board members and our executive officers should be aligned with those of our stockholders.
Accordingly, we have established the following stock ownership guidelines for our board members and executive officers:

TARGET STOCK OWNERSHIP AMOUNTS
Position	Ownership Level
Board Members	Five times annual cash retainer amount
Chief Executive Officer	Five times annual base salary
Other named executive officers	Two times annual base salary
In determining whether our stock ownership guidelines have been met, any restricted share units and TRSUs held are counted as owned, but PRSUs are excluded until they vest. The Committee annually reviews executive officer stock ownership levels for compliance with these guidelines.
Our Board members and executive officers have five years within which to come into compliance with stock ownership guidelines. Currently, all our Outside Directors (other than Dr. Lisa Egbuonu-Davis, who was appointed to the Board effective March 6, 2023), our CEO and three of our other named executive officers (not including William D. Haydon, whose employment with the Company terminated on March 31, 2023) meet the guideline requirements. The Committee expects that all of our executive officers will meet the requirements within the required compliance period based on annual grants under the Equity Participation Plans. However, the performance of our stock price and the failure of PRSUs to vest may cause one or more of the executive officers not to meet the guidelines. In response, the Committee instituted a policy requiring our executive officers to retain at least 50% of the shares acquired under our Equity Participation Plans, whether through the vesting of restricted share units or the exercise of vested stock options, until such time as the executive officer meets our share ownership guidelines. Executive officers subject to this retention policy will be permitted to surrender shares upon vesting or exercise for payment of taxes and to pay the exercise price and taxes on stock options.

54▲2024 Notice and Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
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Insider Trading Policy
The Company has adopted a Policy on Insider Trading and Tipping (the “Insider Trading Policy”), which sets out policies and procedures governing the purchase, sale and other dispositions of our securities by the Company’s directors, officers and employees. The Insider Trading Policy is included as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2023.
Under the Insider Trading Policy, all executive officers are required to pre-clear transactions involving our common stock (and other securities related to our common stock) with our Legal Department.
The Insider Trading Policy also prohibits our executive officers from engaging in transactions that hedge an executive officer’s economic risk of owning shares of our common stock. Thus, our executive officers may not engage in hedging transactions in the Company’s shares such as puts, calls, prepaid variable forwards, equity swaps, collars and other derivative securities on an exchange or in any other organized market.
Further, under the Insider Trading Policy our executive officers may not engage in short sales of the Company’s shares, meaning sales of shares that are not owned at the time of sale. Additionally, the Insider Trading Policy prohibits our executives from pledging shares of our common stock owned by them as collateral for loans or other obligations.

Compensation Committee Report
In accordance with its written charter adopted by the Board, the Compensation Committee of the Company has oversight of compensation policies designed to align executive officers’ compensation with the Company’s overall business strategy, values, and management initiatives. In discharging its oversight responsibility, the Committee has retained an independent compensation consultant to advise the Committee regarding market and general compensation trends.
The Committee has reviewed and discussed the Compensation Discussion and Analysis with the Company’s management, which has the responsibility for preparing the Compensation Discussion and Analysis. Based upon this review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2023.
COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
Gary Blackford, Chair
Patrick O’Leary
Dr. Julie Shimer

2024 Notice and Proxy Statement▲55

COMPENSATION DISCUSSION AND ANALYSIS
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Analysis of Compensation-Related Risks
The Compensation Committee has reviewed an assessment of our compensation programs for our employees, including our executive officers, to analyze the risks arising from our compensation systems. The Committee’s independent consultant assisted with the review of our executive compensation programs.
Based on this assessment, the Committee believes that the design of our compensation programs, including our executive compensation program, does not encourage our executives or employees to take excessive risks and that the risks arising from these programs are not reasonably likely to have a material adverse effect on the Company.
Several factors contributed to the Committee’s conclusion, including:
•
The Committee believes the Company maintains a values-driven, ethics-based culture supported by a strong tone at the top.

•
The performance targets for annual cash incentive programs are selected to ensure that they are reasonably attainable in a manner consistent with the Company’s business plans without encouraging executives or employees to take inappropriate risks.

•
An analysis by the Committee’s consultant indicated that our compensation programs are consistent with those of our peer group. In addition, the analysis noted that target levels for direct annual compensation are compared to the median of our peer group.
•
The Committee believes the allocation among the components of direct annual compensation provides an appropriate balance between annual and long-term incentives, total fixed, and performance-based compensation.

•
Annual cash incentives and long-term performance-based restricted share unit awards under our executive compensation program are capped at a reasonable percent of the target award, and all other material non-executive cash incentive programs are capped at reasonable levels, which the Committee believes protects against disproportionately large incentives.

•
The Committee believes the performance measures and the multi-year vesting features of the long-term equity incentive compensation component encourage participants to seek sustainable growth and value creation.

•
The Committee believes inclusion of share-based compensation through the long-term equity incentive compensation component encourages appropriate decision-making that is aligned with the long-term interests of stockholders.

•
Our stock ownership guidelines further align the interests of management and stockholders.

56▲2024 Notice and Proxy Statement

Compensation Tables
SUMMARY COMPENSATION TABLE
The following table contains information concerning compensation awarded to, earned by, or paid to the Company’s named executive officers by the Company for the years 2021 through 2023. Additional information regarding the items reflected in each column follows the table.
NAME AND PRINCIPAL POSITION	YEAR(1)	SALARY ($)	BONUS ($)	STOCK AWARDS ($)	OPTION AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)	ALL OTHER COMPENSATION ($)	TOTAL(6) ($)
Joseph F. Woody Chief Executive Officer	2023	1,015,417	—	5,000,686	—	1,032,070	—	166,390	7,214,563
	2022	1,003,338	—	4,499,864	—	1,282,870	—	86,301	6,872,373
	2021	960,027	—	3,801,785	—	574,096	—	142,279	5,478,186
Michael C. Greiner(1) Senior Vice President, Chief Financial Officer and Chief Transformation Officer	2023	557,500	—	2,000,286	—	333,012	—	95,904	2,986,702
	2022	513,605	—	1,699,959	—	399,728	—	27,120	2,640,411
	2021	490,802	—	1,013,835	—	178,652	—	41,667	1,724,957
Kerr W. Holbrook(2) Senior Vice President and Chief Commercial Officer	2023	440,833	—	1,400,183	—	224,031	—	82,750	2,147,797
	2022	400,000	—	719,976	—	288,308	—	28,564	1,436,848
	2021	357,501	55,000	608,263	—	168,894	—	30,146	1,219,804
Mojirade James(3) Senior Vice President, General Counsel and Secretary	2023	457,500	—	1,175,187	—	232,502	—	38,663	1,903,852
	2022	440,004	—	1,124,966	—	293,525	—	26,005	1,884,500
	2021	304,355	100,000	—	—	—	—	—	404,355
Sudhakar Varshney(4) Senior Vice President, Global Supply Chain and Procurement	2023	446,000	300,000	720,112	—	226,657	—	45,687	1,738,456
	2022	59,458	—	—	—	—	—	—	59,458
William D. Haydon(5) Senior Vice President and General Manager, Pain Franchise	2023	114,879	300,000	—	—	—	—	1,021,677	1,436,556
	2022	400,000	—	719,976	—	194,014	—	17,450	1,331,440
	2021	385,001	—	608,263	—	86,856	—	125,429	1,205,549

(1)
Mr. Greiner assumed the additional role of Chief Transformation Officer on January 10, 2023; prior thereto, he served as Senior Vice President, Chief Financial Officer.

(2)
Mr. Holbrook was appointed to the position of Senior Vice President and Chief Commercial Officer on January 10, 2023; prior thereto, he served as Senior Vice President and General Manager, Chronic Care.

(3)
Ms. James joined the Company in July 2021 and became a named executive officer in 2022.

(4)
Mr. Varshney joined the Company in November 2022 and became a named executive officer in 2023.

(5)
On January 10, 2023, the Company and Mr. Haydon entered into a Severance and Separation Agreement pursuant to which: (i) Mr. Haydon’s employment with the Company terminated effective March 31, 2023; (ii) the Company paid Mr. Haydon a one-time lump sum cash severance payment equal to $972,000; (iii) the Company agreed to pay 100% of Mr. Haydon’s monthly COBRA premiums for a period of 12 months following his separation from service; (iv) the Company agreed to provide Mr. Haydon with outplacement services for a period of six months following his separation from service; and (v) Mr. Haydon received a $300,000 cash bonus due to his meeting certain performance metrics prior to his separation from service.

(6)
Totals may not add due to rounding.

Salary. The amounts in this column represent base salary earned during the year and, with respect to Mr. Haydon, accrued but unused vacation that was paid out in cash upon the termination of his employment.
Bonus. The amounts in this column reflect: (i) a cash payment to Ms. James in connection with assuming her position in 2021; (ii) a cash payment to Mr. Holbrook for his outstanding performance in 2021; (iii) a cash payment paid to Mr. Varshney in 2023 in connection with assuming his position; and (iv) a $300,000 cash bonus paid to Mr. Haydon in 2023 pursuant to the terms of his Severance and Separation Agreement due to his meeting certain performance metrics prior to his separation from service.
Stock Awards and Option Awards. The amounts in these columns reflect the grant date fair value, computed in accordance with ASC Topic 718, of restricted share unit awards and stock options, respectively, granted under the Equity Participation Plans in 2023, 2022, and 2021. See Note 13 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended
2024 Notice and Proxy Statement▲57

Compensation Tables
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December 31, 2023 for the assumptions used in valuing and expensing these restricted share units and stock option awards in accordance with ASC Topic 718.
The value of PRSUs, which are subject to performance conditions, is set forth below: (i) based on their grant date value and (ii) assuming that the highest level of performance conditions is achieved.
NAME	YEAR	STOCK AWARDS AT GRANT DATE VALUE(1) ($)	STOCK AWARDS AT HIGHEST LEVEL OF PERFORMANCE CONDITIONS ($)
Joseph F. Woody	2023	2,500,000	5,000,000
	2022	1,800,000	3,600,000
	2021	937,500	1,875,000
Michael C. Greiner	2023	1,000,000	2,000,000
	2022	680,000	1,360,000
	2021	250,000	500,000
Kerr W. Holbrook	2023	700,000	1,400,000
	2022	288,000	576,000
	2021	150,000	450,000
Mojirade James	2023	587,500	1,175,000
	2022	450,000	900,000
	2021	—	—
Sudhakar Varshney	2023	360,000	720,000
	2022	—	—
William Haydon	2023	—	—
	2022	288,000	576,000
	2021	150,000	300,000

(1)
The grant date value of the PRSUs awarded in 2023, 2022 and 2021 was based on the closing price of the Company’s common stock over the 10 trading days up to and including the grant date.

Non-Equity Incentive Plan Compensation. The amounts in this column represent the annual cash incentive payments. These amounts were earned during the years indicated and were paid to the Company’s named executive officers in the following year.
Change in Pension Value and Nonqualified Deferred Compensation Earnings. Each of the Company’s named executive officers participated in the Company’s Non-Qualified 401(k) Plan, a non-qualified defined contribution plan. Earnings on this plan are not included in the Summary Compensation Table because the earnings were not above-market or preferential. See “Nonqualified Defined Compensation” below for a discussion of this plan and each named executive officer’s earnings under the plan in 2023.
All Other Compensation. All other compensation consists of the following:
NAME	YEAR	PERQUISITES ($)(1)	DEFINED CONTRIBUTION PLAN AMOUNTS ($)(2)	SEPARATION- RELATED PAYMENTS(3)	TAX REIMBURSEMENTS ($)(4)	TOTAL ($)(5)
Joseph F. Woody	2023	27,234	116,784	—	22,372	166,390
	2022	—	86,301	—	—	86,301
	2021	—	142,279	—	—	142,279
Michael C. Greiner	2023	29,852	53,197	—	12,855	95,904
	2022	—	27,120	—	—	27,120
	2021	—	41,667	—	—	41,667
Kerr W. Holbrook	2023	30,597	38,977	—	13,176	82,750
	2022	—	28,564	—	—	28,564
	2021	621	29,427	—	98	30,146
Mojirade James	2023	—	38,663	—	—	38,663
	2022	—	26,005	—	—	26,005
	2021	—	13,081	—	—	13,081
58▲2024 Notice and Proxy Statement

Compensation Tables
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NAME	YEAR	PERQUISITES ($)(1)	DEFINED CONTRIBUTION PLAN AMOUNTS ($)(2)	SEPARATION- RELATED PAYMENTS(3)	TAX REIMBURSEMENTS ($)(4)	TOTAL ($)(5)
Sudhakar Varshney	2023	1,130	44,557	—	—	45,687
	2022	—	—	—	—	—
William D. Haydon	2023	—	49,677	972,000	—	1,021,677
	2022	—	17,450	—	—	17,450
	2021	60,727	20,370	—	44,332	125,429

(1)
The perquisites for Messrs. Woody, Greiner and Holbrook in 2023 reflect the cost to the Company of their attendance at a global sales appreciation event. The perquisites for Mr. Varshney in 2023 and for Messrs. Holbrook and Haydon in 2021 reflect reimbursement for expenses in connection with their relocation to the Atlanta area to assume their management roles.

(2)
Matching contributions were made under the Avanos Medical 401(k) Plan and Non-Qualified 401(k) Plan in each year for each named executive officer.

(3)
Pursuant to the Severance and Separation Agreement entered into between the Company and Mr. Haydon on January 10, 2023, the Company paid Mr. Haydon a one-time lump sum cash severance payment equal to $972,000 following the termination of his employment on March 31, 2023.

(4)
The amounts shown for Messrs. Woody, Greiner and Holbrook in 2023 reflect tax reimbursement for the imputed income attributable to their attendance at a global sales appreciation event. The amounts shown for Messrs. Haydon and Holbrook in 2021 reflect tax reimbursement under our executive relocation program in connection with their relocation to the Atlanta area to assume their new roles, as applicable.

(5)
Totals may not add due to rounding.

GRANTS OF PLAN-BASED AWARDS
The following table sets forth Company plan-based awards granted to the Company’s named executive officers during 2023 on a grant-by-grant basis. No plan-based awards were granted to William D. Haydon during 2023.
NAME	GRANT TYPE	DATE COMMITTEE TOOK ACTION	GRANT DATE(2)	ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS(3) (#)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS (#)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($ / SH)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)(3)(4)
				THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Joseph F. Woody	Performance- based RSUs	3/6/2023	3/6/2023	—	—	—	43,276	86,547	173,094	—	—	—	$2,500,343
	Time-based RSUs	3/6/2023	3/6/2023	—	—	—	—	—	—	86,547	—	—	2,500,343
	Annual cash incentive award			—	1,218,500	2,437,000	—	—	—		—	—
Michael C. Greiner	Performance- based RSUs	3/6/2023	3/6/2023	—	—	—	17,310	34,619	69,238	—	—	—	1,000,143
	Time-based RSUs	3/6/2023	3/6/2023	—	—	—	—	—	—	34,619	—	—	1,000,143
	Annual cash incentive award			—	390,250	780,500	—	—	—		—	—
Kerr W. Holbrook	Performance- based RSUs	3/6/2023	3/6/2023	—	—	—	12,117	24,233	48,466	—	—	—	700,091
	Time-based RSUs	3/6/2023	3/6/2023	—	—	—	—	—	—	24,233	—	—	700,091
	Annual cash incentive award			—	264,500	529,000	—	—	—		—	—
Mojirade James	Performance- based RSUs	3/6/2023	3/6/2023	—	—	—	10,170	20,339	40,678	—	—	—	587,594
	Time-based RSUs	3/6/2023	3/6/2023	—	—	—	—	—	—	20,339	—	—	587,594
	Annual cash incentive award			—	274,500	549,000	—	—	—		—	—
Sudhakar Varshney	Performance- based RSUs	3/6/2023	3/6/2023	—	—	—	6,232	12,463	24,926	—	—	—	360,056
	Time-based RSUs	3/6/2023	3/6/2023	—	—	—	—	—	—	12,463	—	—	360,056
	Annual cash incentive award			—	267,600	535,200	—	—	—		—	—
2024 Notice and Proxy Statement▲59

Compensation Tables
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(1)
Represents the potential annual performance-based incentive cash payments each named executive officer could earn in 2023. These awards were granted under the Company’s annual cash incentive program. Actual amounts earned in 2023 were based on the 2023 objectives established by the Compensation Committee. See “Compensation Discussion and Analysis — Annual Cash Incentive Program.” At the time of the grant, the incentive payment could range from the threshold amount (i.e., zero) to the maximum amount depending on the extent to which the 2023 objectives were met. See “Target Payment Amounts And Range Of Possible Payouts For 2023 Annual Cash Incentive Program.” The actual amounts paid in 2024 based on the 2023 objectives are set forth in the Summary Compensation Table under the column entitled “Non-Equity Incentive Plan Compensation.”

(2)
The grant date for each equity award is the effective date of each grant approved by the Compensation Committee. If the date on which the Committee takes action to approve a grant occurs during a blackout period, the grant is made effective as of a later date when the blackout period has expired. Our blackout periods typically expire at 11:59 p.m. Eastern Time on the day after we publicly release the results of the prior quarter.

(3)
The number of TRSUs awarded was determined using an average closing price of the Company’s common stock over the 10 trading days up to and including the grant date.

(4)
The grant date fair value for each equity award is determined in accordance with ASC Topic 718. See Note 13 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023 for the assumptions used in valuing and expensing these restricted share units and stock option awards in accordance with ASC Topic 718.

DISCUSSION OF SUMMARY COMPENSATION AND PLAN-BASED AWARDS TABLES
The Company’s executive compensation policies and practices, pursuant to which the compensation set forth in the Summary Compensation Table and the Grants of Plan-Based Awards in 2023 table was paid or awarded, are described in the “Compensation Discussion and Analysis” above.

OUTSTANDING EQUITY AWARDS AS OF DECEMBER 31, 2023
The following table provides information about outstanding Company equity awards for the named executive officers as of December 31,
2023. All amounts shown in the table reflect outstanding equity awards granted under the Equity Participation Plans.

60▲2024 Notice and Proxy Statement

Compensation Tables
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		OPTION AWARDS(1)				STOCK AWARDS
NAME	GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)(2)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)(3)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(3)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(4)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS, OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(4)
Joseph F. Woody	3/6/2023	—	—	—	—	—	—	86,547	1,941,249
	3/6/2023	—	—	—	—	86,547	1,941,249	—	—
	3/4/2022	—	—	—		—	—	53,955	1,210,211
	3/4/2022	—	—	—	—	80,933	1,815,327	—	—
	3/17/2021	—	—	—	—	—	—	15,825	354,868
	3/17/2021	—	—	—	—	59,477	1,334,069	—	—
	5/7/2020	135,183	—	$28.87	5/7/2030	—	—	—	—
	5/7/2020	—	—	—		129,850	2,912,536	—	—
	5/8/2019	122,069	—	$43.59	5/8/2029	—	—	—	—
	5/3/2018	103,433	—	$52.10	5/3/2028	—	—	—	—
	5/3/2018	25,566	—	$52.10	5/3/2028	—	—	—	—
	6/26/2017	149,053	—	$39.93	6/26/2027	—	—	—	—
Michael C. Greiner	3/6/2023	—	—	—	—	—	—	34,619	776,504
	3/6/2023	—	—	—	—	34,619	776,504	—	—
	3/4/2022	—	—	—	—	—	—	20,383	457,191
	3/4/2022	—	—	—	—	30,575	685,797	—	—
	3/17/2021	—	—	—	—	—	—	4,219	94,632
	3/17/2021	—	—	—	—	15,861	355,762	—	—
	5/7/2020	38,187	—	28.87	5/7/2030	—	—	—	—
	5/7/2020	—	—	—	—	24,454	548,503	—	—
	5/7/2020	—	—	—	—	12,227	274,251	—	—
	1/2/2020	—	—	—	—	14,702(5)	329,766	—	—
Kerr W. Holbrook	3/6/2023	—	—	—	—	—	—	24,233	543,546
	3/6/2023	—	—	—	—	24,233	543,546	—	—
	3/4/2022	—	—	—	—	—	—	8,633	193,638
	3/4/2022	—	—	—	—	12,949	290,446	—	—
	3/17/2021	—	—	—	—	—	—	2,531	56,770
	3/17/2021	—	—	—	—	9,516	213,444	—	—
	5/7/2020	5,919	—	28.87	47,610	—	—	—	—
	5/7/2020	—	—	—		5,685	127,515	—	—
Mojirade James	3/6/2023	—	—	—	—	—	—	20,339	456,204
	3/6/2023	—	—	—	—	20,339	456,204	—	—
	3/4/2022	—	—	—	—	—	—	13,489	302,558
	3/4/2022	—	—	—	—	20,233	453,826	—	—
	7/20/2021	—	—	—	—	4,897(6)	109,840	—	—
Sudhakar Varshney	3/6/2023	—	—	—	—	—	—	12,463	279,545
	3/6/2023	—	—	—	—	12,463(7)	279,545	—	—
	11/14/2022	—	—	—	—	19,128	429,041	—	—
William D. Haydon	3/4/2022	—	—	—	—	—	—	8,633	193,638
	3/4/2022	—	—	—	—	12,949	290,446	—	—
	3/17/2021	—	—	—	—	—	—	3,172	71,148
	3/17/2021	—	—	—	—	9,516	213,444	—	—
	8/31/2020	—	—	—	—	6,173(8)	167,041	—	—

(1)
Stock options become exercisable in three annual installments of 30 percent, 30 percent and 40 percent, beginning on the first anniversary of the grant date. All options become exercisable for three years upon death or total and permanent disability and for the earlier of five years or the remaining term of the options, upon retirement of the officer. In addition, options generally become exercisable upon a termination of employment following a change of control, and options granted to the named executive officers are subject to the Executive Severance Plan. See “Potential Payments on Termination or Change of Control” below. The options may be transferred by the officers to family members or certain entities in which family members have interests.

(2)
The option price per share is equal to the closing price per share of the Company’s common stock on the grant date.

(3)
The amounts shown reflect outstanding TRSUs. The values are based on the closing price of our common stock on December 29, 2023 of  $22.43 per share.

(4)
The amounts shown reflect outstanding PRSUs. The values in these columns are based on the closing price of our common stock on December 29, 2023 of   $22.43 per share. The PRSUs issued in 2021 will vest at 79.8% of target when they vest on

2024 Notice and Proxy Statement▲61

Compensation Tables
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March 17, 2024. The values for the PRSUs issued in 2022 and 2023 assume they will payout at target. As of December 31, 2023, the PRSUs issued in 2022 were on pace to pay out at 60% of target and the PRSUs issued in 2023 were on pace to pay out at 63.6% of target.
(5)
TRSUs granted to Mr. Greiner on January 2, 2020 as a signing bonus when he was appointed as the Company’s Chief Financial Officer.

(6)
TRSUs granted to Ms. James on July 20, 2021 as a signing bonus when she was appointed as the Company’s Senior Vice President, General Counsel and Secretary.

(7)
RSUs granted to Mr. Varshney on November 14, 2022 as a signing bonus when he was appointed as the Company’s Senior Vice President, Global Supply Chain and Procurement.

(8)
TRSUs granted to Mr. Haydon on August 31, 2020 as a signing bonus when he was appointed as the Company’s Senior Vice President and General Manager, Pain Franchise.

Option Exercises and Stock Vested
The following table sets forth information concerning Company stock options exercised and stock awards vested during 2023 for the Company’s named executive officers.

OPTION EXERCISES AND STOCK VESTED IN 2023:
	OPTION AWARDS		STOCK AWARDS
NAME(1)	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(2)
Joseph F. Woody	—	—	156,557	3,903,566
Michael C. Greiner	—	—	61,472	1,575,916
Kerr W. Holbrook	—	—	9,958	262,836
Mojirade James	—	—	9,088	260,817
William D. Haydon	—	—	4,273	126,566

(1)
Mr. Varshney is not included in this table because he had no stock awards vest or options exercised in the year ended December 31, 2023.

(2)
The dollar amount in this column reflects the total pre-tax value received by Messrs. Woody, Greiner, Holbrook, Ms. James and Mr. Haydon upon the vesting of time-based RSUs (i.e., the number of shares vested multiplied by the closing price of the Company’s common stock on the vesting date), including cash paid in lieu of fractional shares.

Pension Benefits
The Company does not offer a pension plan in the United States, and none of the Company’s executive officers participate in a Company pension plan.

Nonqualified Defined Compensation
The following table sets forth information concerning the Company’s non-qualified defined contribution plan for the Company’s named executive officers during 2023.

NAME	PLAN	COMPANY CONTRIBUTIONS IN 2023 ($)(1)	AGGREGATE EARNINGS IN 2023 ($)(2)	AGGREGATE BALANCE AT DECEMBER 31, 2023
Joseph F. Woody	Non-Qualified 401(k) Plan	100,951	73,054	618,394
Michael C. Greiner	Non-Qualified 401(k) Plan	32,869	14,648	118,887
Kerr W. Holbrook	Non-Qualified 401(k) Plan	20,970	5,690	56,089
Mojirade James	Non-Qualified 401(k) Plan	22,163	3,267	36,722
Sudhakar Varshney	Non-Qualified 401(k) Plan	22,772	2,179	24,951
William D. Haydon	Non-Qualified 401(k) Plan	28,902	484	—

(1)
Contributions consist of amounts accrued but not yet paid by the Company under the Non-Qualified 401(k) Plan. These amounts are included in the Summary Compensation Table and represent a portion of the Defined Contribution Plan Payments included in All Other Compensation.

(2)
The amounts in this column show the changes in the aggregate account balance for the Company’s named executive officers during 2023 that are not attributable to company contributions. Aggregate earnings are not included in the Summary Compensation Table because the earnings are not above-market or preferential.

62▲2024 Notice and Proxy Statement

Compensation Tables
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Overview of Qualified and Non-Qualified Plans. The following is an overview of the Company’s qualified and non-qualified plans offered to our executive officers as of December 31, 2023.

	Avanos Medical 401(k) Plan	Avanos Medical Non-Qualified 401(k) Plan
Purpose	To assist employees in saving for retirement.	To provide benefits to the extent necessary to fulfill the intent of the 401(k) Plan without regard to the limitations imposed by the Code on qualified defined contribution plans.
Eligible participants	Most employees.	Salaried employees impacted by limitations imposed by the Code on the 401(k) Plan.
Is the plan qualified under the Code?	Yes.	No.
Can employees make contributions?	Yes.	No.
Does the Company make contributions or match employee contributions?	The Company matches 100% of employee contributions on the first 4% of eligible compensation and 50% of the next 2%.	The Company provides credit to the extent the Company’s contributions to the 401(k) Plan are limited by the Code.
When do account balances vest?	Immediately.	Immediately.
How are account balances invested?	Account balances are invested in certain designated investment options selected by the participant.	Account balances are credited with earnings and losses as if such account balances were invested in certain designated investment options selected by the participant.
When are account balances distributed?
Distributions of the participant’s vested account balance are only available after termination of employment. Loans, hardship and certain other withdrawals are allowed prior to termination of employment for certain vested amounts under the 401(k) Plan.
Distributions of the participant’s vested account balance are payable after termination of employment.
The Non-Qualified 401(k) Plan is not funded and represents a general obligation of the Company.
POTENTIAL PAYMENTS ON TERMINATION OR CHANGE OF CONTROL
The Company’s executive officers are eligible to receive certain benefits in the event of termination of employment, including following a change of control of the Company. This section describes various termination scenarios as well as the payments and benefits payable under those scenarios.

2024 Notice and Proxy Statement▲63

Compensation Tables
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Severance Benefits
The Company maintains two severance plans that cover its executive officers, depending on the circumstances that result in their termination. Those plans are the Executive Severance Plan, which is applicable when an executive officer’s employment terminates following a change of control, and the Severance Pay Plan, which is applicable in the event of certain other involuntary terminations. An executive officer may not receive severance payments under more than one of the plans described below.
Executive Severance Plan. The Compensation Committee is responsible for determining which key executives and other officers are eligible to participate in the Executive Severance Plan. Each of the Company’s named executive officers participates in the Executive Severance Plan. Under the Executive Severance Plan, in the event of a “Qualified Termination of Employment” (as described below), participating officers will each receive a cash payment in an amount equal to the sum of:
•
For the CEO, two and one-half times the sum of annual base salary and the target full annual cash incentive award for the year in which the Qualified Termination of Employment occurs, and for any other executive officer, one and one-half times the sum of annual base salary and the target full annual cash incentive award for the year in which the Qualified Termination of Employment occurs;

•
If the Qualified Termination of Employment occurs after March 31 of a given year, a prorated portion of the executive officer’s target full annual cash incentive award for that year based on the number of days worked by the executive officer during that year;

•
The value of the employer match each executive officer would have received if he or she had remained employed for an additional two years under the 401(k) Plan and the Non-Qualified 401(k) Plan; and

•
For the CEO, two times the value of the amount of COBRA premiums for medical and dental coverage and for any other executive officer, one and one-half times the value of the amount of COBRA premiums for medical and dental coverage.

•
In addition, any outstanding RSUs and stock option awards will become fully vested (with any performance-based vesting requirements deemed to have been achieved at target).

A “Qualified Termination of Employment” is a separation from service within two years following a change of control of the Company (as defined in the plan) either involuntarily without cause or by the participant with good reason (as defined in the plan). In addition, any involuntary separation from service without cause within one year before a change of control will also be determined to be a Qualified Termination of Employment if it is in connection with, or in anticipation of, a change of control.
The Executive Severance Plan provides that the executive officers are not entitled to a tax gross-up if they incur an excise tax due to the application of Section 280G of the Code. Instead, payments and benefits payable to an executive officer will be reduced to the extent doing so would result in the officer retaining a larger after-tax amount, taking into account the income, excise and other taxes imposed on the payments and benefits.
The form of Separation Agreement to be entered into with the executive officers in the event of a Qualified Termination of Employment provides that they will retain in confidence any confidential information known to them concerning the Company and the Company’s business so long as such information is not publicly disclosed.
Severance Pay Plan. The Company’s Severance Pay Plan generally provides eligible employees (including the Company’s named executive officers) severance payments and benefits in the event of certain involuntary terminations. Benefits under the Severance Pay Plan depend on the participants’ employee classification.
Under the Severance Pay Plan, if an executive officer’s employment was involuntarily terminated, he or she would receive:
•
For the CEO, two times the sum of annual base salary and the target full annual cash incentive award for the year in which the termination occurs, and for any other executive officer, one and one-half times the sum of annual base salary and the target full annual cash incentive award for the year in which the termination occurs,

•
Six months of COBRA premiums for medical coverage, and

•
Six months of outplacement services and three months of participation in Avanos Medical’s employee assistance program.

Severance pay under the Severance Pay Plan will not be paid to any participant who is terminated

64▲2024 Notice and Proxy Statement

Compensation Tables
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for cause (as defined in the plan), is terminated during a period in which the participant is not actively at work for more than 25 weeks (except to the extent otherwise required by law), voluntarily quits or retires, dies or is offered a comparable position (as defined in the plan).
A named executive officer must execute a full and final release of claims against the Company within a specified period of time following termination to receive severance benefits under the Severance Pay Plan. If the release has been timely executed, severance benefits are payable as a lump sum cash payment no later than 60 days following the participant’s termination date.
Retirement, Death and Disability
Retirement. Retirement is defined as separation from service on or after the age of 60 with five years of service, or on or after age 55 with ten years of service. Years of service at Kimberly-Clark prior to our spin-off from that company are considered years of service for the definition of retirement. In the event of retirement, the Company’s named executive officers are entitled to receive:
•
Accelerated vesting of unvested stock options, and the options will be exercisable until the earlier of five years or the remaining term of the options,

•
PRSUs outstanding more than six months after the date of grant will vest pro rata based on attainment of the performance goal at the end of the performance period,

•
TRSUs will vest pro rata, based on the number of full days of employment during the restricted period prior to the participant’s termination of employment, payable within 70 days following the end of the performance period,

•
Annual incentive award payment under the annual cash incentive program as determined by the Compensation Committee in its discretion.

Death. In the event of death while an active employee, the following benefits are payable:
•
Accelerated vesting of unvested stock options, and the options will be exercisable until the earlier of three years or the remaining term of the options,

•
PRSUs outstanding more than six months after the date of grant will vest pro rata based on attainment of the performance goal at the end of the restricted period, payable within 70 days following the end of the performance period,

•
TRSUs will vest pro rata based on the number of full days of employment during the restricted period prior to the participant’s termination of employment, payable within 70 days following the end of the restricted period,

•
Annual incentive award payment under the annual cash incentive program, as determined by the Compensation Committee in its discretion, and

•
Payment of benefits under the Company’s group life insurance plan (which is available to all salaried employees in the United States) equal to two times the participant’s annual pay, up to $1 million (plus any additional coverage of three, four, five or six times the participant’s annual pay, in increments of up to $1 million each, purchased by the participant at group rates). The Company-provided and employee-purchased benefits cannot exceed $6 million.

Disability. In the event of a separation from service due to a total and permanent disability, as defined in the applicable plan, the Company’s named executive officers are entitled to receive:
•
Accelerated vesting of unvested stock options, and the options will be exercisable until the earlier of three years or the remaining term of the options,

•
PRSUs outstanding more than six months after the date of grant will vest pro rata based on attainment of the performance goal at the end of the restricted period, payable within 70 days following the end of the performance period,

•
TRSUs will vest pro rata based on the number of full days of employment during the restricted period prior to the participant’s termination of employment, payable within 70 days following the end of the performance period,

•
Annual incentive award payment under the annual cash incentive program, as determined by the Compensation Committee in its discretion,

•
Continuing coverage under the Company’s group life insurance plan (available to all U.S. salaried employees), with no requirement to make monthly contributions toward coverage during disability, and

•
Payment of benefits under the Company’s Long-Term Disability Plan (available to all U.S. salaried employees). Long-term

2024 Notice and Proxy Statement▲65

Compensation Tables
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disability under the plan would provide income protection of monthly base pay, ranging from a minimum monthly benefit of  $50 to a maximum monthly benefit of $20,000. Benefits are reduced by the amount of any other Company or government-provided income benefits received (but will not be lower than the minimum monthly benefit).
Potential Payments on Termination or Change of Control Table
The following table presents for each of our named executive officers (other than William D. Haydon, whose employment with the Company was terminated effective March 31, 2023) the approximate value of: (1) the severance benefits under the Executive Severance Plan if a Qualified Termination of Employment had occurred on December 31, 2023; (2) the severance benefits under the Severance Pay Plan if an involuntary termination had occurred on December 31, 2023; (3) the benefits that would have been payable in the event of such named executive officer’s death on December 31, 2023; and (4) the benefits that would have been payable in the event of such named executive officer’s total and permanent disability on December 31, 2023. If applicable, amounts in the table were calculated using the closing price of the Company’s common stock on December 29, 2023 of  $22.43 per share.
Because none of the Company’s named executive officers were eligible to retire as of December 31, 2023, potential payments assuming retirement on that date are not included.
The value of benefits that already were vested as of December 31, 2023, such as vested but unexercised stock options and the balances of the executive officers’ accounts under the 401(k) Plan and Non-Qualified 401(k) Plan, are not included in the table. The amounts presented in the table are in addition to such amounts. For information about these previously earned and accrued amounts, see the “Summary Compensation Table,” “Outstanding Equity Awards,” “Option Exercises and Stock Vested,” and “Nonqualified Deferred Compensation.”

66▲2024 Notice and Proxy Statement

Compensation Tables
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NAME	CASH PAYMENT ($)	EQUITY WITH ACCELERATED VESTING(1) ($)	ADDITIONAL RETIREMENT BENEFITS(2) ($)	CONTINUED BENEFITS AND OTHER AMOUNTS(3)(4) ($)	TOTAL ($)
Joseph F. Woody
Qualified Termination of Employment in connection with a Change in Control(5)	6,803,294	8,168,445	233,568	42,406	15,247,713
Involuntary termination absent a Change in Control(6)	5,686,335	—	—	14,607	5,700,942
Death(7)(8)	2,032,070	4,231,292	—	—	6,263,362
Disability	1,032,070	4,231,292	—	—	5,263,362
Michael C. Greiner
Qualified Termination of Employment in connection with a Change in Control(5)	1,852,500	2,974,532	106,395	43,302	4,976,729
Involuntary termination absent a Change in Control(6)	1,852,500	—	—	18,439	1,870,939
Death(7)(8)	1,333,012	1,438,430	—	—	2,771,442
Disability	333,012	1,438,430	—	—	1,771,442
Kerr W. Holbrook
Qualified Termination of Employment in connection with a Change in Control(5)	1,500,000	1,772,822	77,954	43,302	3,394,078
Involuntary termination absent a Change in Control(6)	1,500,000	—	—	18,439	1,518,439
Death(7)(8)	1,034,031	803,781	—	—	1,837,812
Disability	224,031	803,781	—	—	1,027,812
Mojirade James
Qualified Termination of Employment in connection with a Change in Control(5)	1,380,000	1,594,952	77,327	26,571	3,078,851
Involuntary termination absent a Change in Control(6)	1,380,000	—	—	12,862	1,392,862
Death(7)(8)	1,122,502	674,377	—	—	1,796,879
Disability	232,502	674,377	—	—	906,879
Sudhakar Varshney
Qualified Termination of Employment in connection with a Change in Control(5)	1,338,000	988,131	89,114	44,909	2,460,154
Involuntary termination absent a Change in Control(6)	1,338,000	—	—	18,975	1,356,975
Death(7)(8)	1,118,657	312,800	—	—	1,431,457
Disability	226,657	312,800	—	—	539,457

(1)
Assumes that PRSUs vest at target level.

(2)
Includes the value of two additional years of employer contributions under the 401(k) Plan and the Non-Qualified 401(k) Plan, pursuant to the terms of the Executive Severance Plan.

(3)
For a Qualified Termination of Employment in connection with a Change in Control, includes an amount equal to 24 months of COBRA medical and dental coverage for Mr. Woody and 18 months of COBRA medical and dental coverage for the other named executive officers.

(4)
For an involuntary termination absent a Change in Control, includes six months of COBRA medical coverage and outplacement services and three months of employee assistance program.

(5)
Represents amounts payable under the Executive Severance Plan.

(6)
Benefits payable under the Severance Pay Plan.

2024 Notice and Proxy Statement▲67

Compensation Tables
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(7)
Balances in each executive’s accounts under the 401(k) Plan and the Non-Qualified 401(k) Plan are excluded because the payout of those balances upon death is a benefit available to all U.S. salaried employees.

(8)
For death, includes the payment of benefits under the Company’s group life insurance plan (which is available to all U.S. salaried employees). For death and disability, assumes the Compensation Committee would approve payment under the annual cash incentive program for 2023 at the actual award level discussed in Compensation Discussion and Analysis. The cost of continued coverage under the Company’s group life insurance plans has been excluded from the table because the benefit is available to all U.S. salaried employees and does not discriminate in scope or terms or operation in favor of our named executive officers. Figures also do not include benefits payable under Avanos Medical’s Long-Term Disability Plan (which is available to all U.S. salaried employees), the value of which would be dependent on the life span of the Company’s named executive officer and the value of any Company or government-provided income benefits received.

PAY VERSUS PERFORMANCE
As required by Item 402(v) of the SEC’s Regulation S-K, which was mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the following table provides information regarding the relationship between total executive compensation, executive “compensation actually paid” and the Company’s performance during the fiscal years ended December 31, 2023, 2022, 2021 and 2020. For further information regarding our executive compensation programs, the metrics the Compensation Committee used to set executive compensation for 2023 (which are different than the financial metrics we are required to include in the tables and discussion below) and our pay-for-performance philosophy, please refer to “Compensation Discussion and Analysis.”

YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR PEO(1) ($)	COMPENSATION ACTUALLY PAID TO PEO(3)(4) ($)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOs(2) ($)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOs(3)(4) ($)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:		NET (LOSS) INCOME ($ MILLIONS)	COMPANY- SELECTED MEASURE (ADJUSTED EBITDA) ($ MILLIONS)(6)
					TOTAL SHAREHOLDER RETURN ($)	PEER GROUP TOTAL SHAREHOLDER RETURN ($)(5)
2023	7,214,563	4,021,729	2,042,671	1,337,378	66.56	144.25	(61.8)	122.1
2022	6,872,373	3,044,683	1,699,496	1,173,629	80.30	138.60	50.5	135.8
2021	5,478,186	411,369	1,251,965	744,420	102.88	148.42	6.3	96.1
2020	7,550,729	11,184,189	1,630,304	1,908,512	136.14	115.68	(29.0)	87.0

(1)
Joseph F. Woody was the Company’s principal executive officer (“PEO”) for the fiscal years ended December 31, 2023, 2022, 2021 and 2020.

(2)
The Company’s named executive officers other than the PEO (the “Non-PEO NEOs”) for the fiscal years ended December 31, 2023, 2022, 2021 and 2020 are set forth below:

Fiscal Year 2023	Fiscal Year 2022	Fiscal Year 2021	Fiscal Year 2020
Michael C. Greiner Kerr W. Holbrook Mojirade James Sudhakar Varshney William D. Haydon	Michael C. Greiner Mojirade James David E. Ball William D. Haydon Kerr W. Holbrook	Michael C. Greiner David E. Ball William D. Haydon Kerr W. Holbrook	Michael C. Greiner David E. Ball Arjun R. Sarker William D. Haydon John W. Wesley

(3)
The following table shows, for the amounts disclosed above under “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs,” each of the amounts deducted and added to calculate: (i) the “compensation actually paid” to our PEO and (ii) the average “compensation actually paid” to our Non-PEO NEOs for each of the fiscal years ended December 31, 2023, 2022, 2021 and 2020:

68▲2024 Notice and Proxy Statement

Compensation Tables
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	FISCAL YEAR 2023		FISCAL YEAR 2022		FISCAL YEAR 2021		FISCAL YEAR 2020
	PEO	AVERAGE NON-PEO NEO COMPENSATION	PEO	AVERAGE NON-PEO NEO COMPENSATION	PEO	AVERAGE NON-PEO NEO COMPENSATION	PEO	AVERAGE NON-PEO NEO COMPENSATION
Total Compensation	$7,214,563	$2,042,671	$6,872,373	$1,699,496	$5,478,186	$1,251,965	$7,550,729	$1,630,304
Adjustments for Defined Benefit and Actuarial Plans
Pension Value	$—	$—	$—	$—	$—	$—	$—	$—
Current Year Pension Value and Change in Pension Value Attributable to Amendments Made in the Current Year	$—	$—	$—	$—	$—	$—	$—	$—
Total Adjustments for Defined Benefit and Actuarial Plans	$—	$—	$—	$—	$—	$—	$—	$—
Adjustments for Stock and Option Awards
Summary Compensation Table Amounts	$(5,000,686)	$(1,059,154)	$(4,500,000)	$(913,826)	$(3,801,785)	$(633,623)	$(5,076,267)	$(684,909)
Unvested Value of Equity Granted During the Fiscal Year	$3,646,960	$772,432	$3,650,069	$732,449	$2,794,114	$465,680	$9,180,281	$943,602
Change in Fair Value of Equity Outstanding at the Beginning and End of the Period	$(1,314,073)	$(196,007)	$(1,876,784)	$(199,872)	$(3,052,995)	$(303,967)	$645,042	$22,314
Change in Value for Awards Vested During the Fiscal Year	$(525,035)	$(25,698)	$(1,100,975)	$(50,413)	$(1,006,151)	$(35,635)	$(1,115,596)	$90,146
Awards Forfeited During the Fiscal Year	$—	$(196,866)	$—	$(94,205)	$—	$—	$—	$(92,945)
Total Adjustments for Stock and Option Awards	$(3,192,834)	$(705,293)	$(3,827,690)	$(525,867)	$(5,066,817)	$(507,545)	$3,633,460	$278,208
Actual Compensation Paid	$4,021,729	$1,337,378	$3,044,683	$1,173,629	$411,369	$744,420	$11,184,189	$1,908,512

(4)
The fair value of each equity award was re-measured on each vesting date and/or year-end, as applicable, in accordance with Accounting Standards Codification (ASC) Topic 718. The assumptions used in the valuation of each type of award are summarized below:

•
Time-based restricted stock units: The fair value of TRSUs was based on the Company’s closing stock price on each measurement date.

•
Non-qualified stock options: The fair value of non-qualified stock options was determined using a Black-Scholes option pricing model with the following assumptions:

Year	2019	2020	2021	2022	2023
Volatility	30%	41%	43%	44%	44%
Risk Free Rate	1.6% to 2.7%	0.3% to 2.7%	0.3% to 2.8%	0.3% to 2.3%	0.3%
Expected Term	4 years	4 years	5 years	5 years	5 years
Dividend Yield	—%	—%	—%	—%	—%
Fair Values	$4.09 to $7.51	$6.47 to $22.85	$11.22 to $19.77	$7.67 to $10.26	$7.71

•
Performance-based restricted stock units: PRSU awards for which vesting was conditioned on meeting a defined measure of total shareholder return (“TSR”) were issued in 2018 and 2019. Such PRSUs would have vested at the end of 2020 and 2021, respectively, had the relevant TSR measures been met. None of such PRSUs vested. The fair value for PRSUs was determined using a Monte Carlo simulation using the following assumptions:

Year	2019	2020	2021
Peer group average volatility	31%	51%	n/a
Risk Free Rate	1.6%	0.1%	n/a
Fair Values	$2.27 to $15.42	$0 to $33.65	$0
2024 Notice and Proxy Statement▲69

Compensation Tables
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(5)
For purposes of determining the TSR of the Company’s peer group, the Company uses the S&P 500 Health Care Equipment and Services Index, which is one of the published industry indexes used by the Company to report on the performance of its common stock in its Annual Report on Form 10-K for the year ended December 31, 2023.

(6)
The “Company-Selected Measure” is adjusted EBITDA, which in the Company’s assessment represents the most important financial performance measure (that is not otherwise required to be disclosed in the above table) used by the Company to link compensation actually paid to the Company’s named executive officers, for the year ended December 31, 2023, to Company performance. Adjusted EBITDA is a non-GAAP financial measure. A description of this measure and a reconciliation of adjusted EBITDA to the most directly comparable GAAP financial measures is provided in Appendix A to this proxy statement.

70▲2024 Notice and Proxy Statement

Compensation Tables
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List of Most Important Financial Measures
The Company-selected measure is adjusted EBITDA. The three other financial performance measures which in the Company’s assessment represent the most important financial performance measures used by the Company to link compensation actually paid to the Company’s named executive officers, for the year ended December 31, 2023, to Company performance are:
•
Net sales;

•
Adjusted diluted earnings per share (“Adjusted EPS”); and

•
Return on invested capital (“ROIC”).

Adjusted EBITDA, Adjusted EPS and ROIC are non-GAAP financial measures. A reconciliation of Adjusted EBITDA and Adjusted EPS to the most directly comparable GAAP financial measures is provided in Appendix A to this proxy statement. A reconciliation of ROIC to the most directly comparable GAAP financial measures is provided in Appendix B to this proxy statement.
Set forth below is a table which shows the following for the year ended December 31, 2023: (i) net sales; (ii) Adjusted EPS; (iii) ROIC; and (iv) adjusted EBITDA.

YEAR	NET SALES* ($ MILLIONS)	ADJUSTED EPS ($)	RETURN ON INVESTED CAPITAL (%)	COMPANY-SELECTED MEASURE (ADJUSTED EBITDA) ($ MILLIONS)
2023	774.2	1.38	4.9	122.1

*
Net sales reflects the Company’s total net sales for the year ended December 31, 2023, including net sales from discontinued operations resulting from the divestiture of the RH business.

Relationships Between Compensation Actually Paid and TSR, Net Income and Adjusted EBITDA
The following charts describe the relationships:
•
Between: (i) the executive compensation actually paid by the Company to the PEO and the average of the executive compensation actually paid to the Non-PEO NEOs; (ii) the Company’s cumulative TSR across the fiscal years ended December 31, 2020, 2021, 2022 and 2023 and (iii) the cumulative TSR of our peer group across the fiscal years ended December 31, 2020, 2021, 2022 and 2023;

•
Between: (i) the compensation actually paid by the Company to the PEO and the average of the executive compensation actually paid to the Non-PEO NEOs and (ii) the Company’s net income over the fiscal years ended December 31, 2020, 2021, 2022 and 2023; and
•
Between: (i) the executive compensation actually paid by the Company to the PEO and the average of the executive compensation actually paid to the Non-PEO NEOs and (ii) the Company’s adjusted EBITDA (the Company’s company-selected measure) over the fiscal years ended December 31, 2020, 2021, 2022 and 2023.

2024 Notice and Proxy Statement▲71

Compensation Tables
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COMPENSATION ACTUALLY PAID VS. CUMULATIVE TSR
Compensation Actually Paid ($ Thousands)
12,000
10,000
8,000
6,000
4,000
2,000
-
Total Shareholder Return on Investment of $100 ($)
200.00
180.00
160.00
140.00
120.00
100.00
80.00
60.00
40.00
20.00
-
2020
2021
2022
2023
Comp. Actually Paid to PEO
Average Comp. Actually Paid to Non-PEO NEOs
Avanos Cumulative Total Shareholder Return
Peer Group Cumulative Total Shareholder Return

COMPENSATION ACTUALLY PAID VS. NET INCOME
Compensation Actually Paid ($ Thousands)
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
Net Income ($ Thousands)
$60,000
$40,000
$20,000
$-
$(20,000)
$(40,000)
$(60,000)
$(80,000)
2020
2021
2022
2023
Comp. Actually Paid to PEO
Average Comp. Actually Paid to Non-PEO NEOs
Net Income

72▲2024 Notice and Proxy Statement

Compensation Tables
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COMPENSATION ACTUALLY PAID VS. ADJUSTED EBITDA
Compensation Actually Paid ($ Thousands)
12,000
10,000
8,000
6,000
4,000
2,000
-
Adjusted EBITDA ($ Thousands)
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
-
2020
2021
2022
2023
Comp. Actually Paid to PEO
Average Comp. Actually Paid to Non-PEO NEOs
Adjusted EBITDA

RATIO OF CEO COMPENSATION TO MEDIAN EMPLOYEE COMPENSATION
The 2023 compensation disclosure ratio of the median annual total compensation of all Company employees worldwide to the annual total compensation of the Company’s CEO is as follows:

Category	2023 Total Compensation and Ratio ($)
Annual total compensation of Mr. Woody (A)	7,214,563
Median annual total compensation of all employees worldwide (excluding Mr. Woody) (B)	9,963
Ratio of A to B	724.1
The Company identified the median employee by examining the following compensation elements for all individuals, excluding Mr. Woody: current base salary, 2023 bonus paid in 2024, grant date value of 2023 long-term incentive grants, trailing 12 months of commissions and overtime. The Company determined the median employee based on its workforce as of December 31, 2023, and included all full-time and part-time employees. After identifying the median employee, who is based in Mexico, the Company calculated annual total compensation for such employee using the same methodology used for named executive officers as set forth in the Summary Compensation Table.
The Company’s compensation disclosure ratio may not be comparable to those disclosed by other companies based on a number of factors, including differences in employee populations, different geographic distributions of employees, and the nature of the companies’ businesses.

2024 Notice and Proxy Statement▲73

Other Information
SECURITY OWNERSHIP INFORMATION
The following table shows the number of shares of our common stock beneficially owned as of March 1, 2024, by each director and nominee, by each named executive officer, and by all directors, nominees and executive officers as a group.
Applicable percentage ownership is based on 46,204,099 shares of our common stock outstanding on March 1, 2024, adjusted as required by the rules promulgated by the SEC.

NAME	NUMBER OF SHARES(1)(2)	PERCENT OF CLASS
Gary D. Blackford(3)	59,590	*
John P. Byrnes(3)	49,618	*
Michael C. Greiner(4)(5)(7)	209,541	*
Kerr W. Holbrook(4)(5)(7)	104,185	*
Mojirade James(6)(7)	78,271	*
Dr. Lisa Egbuonu-Davis	13,811	*
Patrick J. O’Leary(3)	54,640	*
Dr. Julie Shimer(3)	49,590	*
Sudhakar Varshney(8)	44,054	*
Joseph F. Woody(4)(5)(7)	1,158,532	2.46%
All directors, nominees and executive officers as a group (10 persons)	1,821,832	3.94%

*
Represents less than one percent of the outstanding shares of our common stock.

(1)
The directors, nominees and executive officers have sole voting and investment power with respect to the shares listed.

(2)
A portion of the shares owned by certain executive officers and directors may be held in margin accounts at brokerage firms. Under the terms of the margin account agreements, stocks and other assets held in these accounts may be pledged to secure margin obligations. As of the date of this proxy statement, none of the executive officers or directors have any outstanding margin obligations under any of these accounts.

(3)
For each Outside Director, share amounts include restricted share units granted under our Outside Directors’ Compensation Plan. These awards are restricted and may not be transferred, pledged or sold until the Outside Director retires from or otherwise terminates service on the Board.

(4)
Share amounts for the individuals named below include unvested restricted share units granted to the following named executive officers, as indicated below. The TRSUs granted in 2021: (i) were granted on March 17, 2021; (ii) are subject to three-year cliff vesting; and (iii) will vest on March 17, 2024. The TRSUs granted in 2022 were granted on March 4, 2022. One-third of the TRSUs granted in 2022 vested on March 4, 2023; the remainder will vest one-third on March 4, 2024 and one-third on March 4, 2025. The TRSUs granted in 2023 were granted on March 6, 2023. One-third of the TRSUs granted in 2023 will vest on each of March 6, 2024, March 6, 2025 and March 6, 2026. The PRSUs granted in 2021, 2022 and 2023: (i) were granted on March 17, 2021, March 4, 2022 and March 6, 2023, respectively and (ii) will vest on March 17, 2024, March 4, 2025 and March 6, 2026, respectively. In the table below: (i) the amounts shown for the 2021 PRSUs reflect the actual payout amount of such awards (as described above in “Long-Term Equity Incentive Compensation — PRSU Performance Goals, Payouts and Potential Payouts — 2021 PRSUs”) and (ii) the amounts shown for the 2022 and 2023 PRSUs represent the target levels of such awards. All future vesting is subject to the individual’s continued service with the Company on the applicable vesting date.

	TRSUs (#)			PRSU Payout (#)	Target PRSUs (#)
Name	2021	2022	2023	2021	2022	2023
Joseph F. Woody	59,477	53,955	86,547	15,821	53,955	86,547
Michael C. Greiner	15,861	20,383	34,619	4,219	20,383	34,619
Kerr W. Holbrook	9,516	12,949	24,233	2,531	8,633	24,233
74▲2024 Notice and Proxy Statement

Other Information
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(5)
Share amounts for the individuals named below include the following shares issuable upon the exercise of stock options which were vested and exercisable as of March 1, 2024 or within 60 days thereafter:

Name	Number of Shares
Joseph F. Woody	535,304
Michael C. Greiner	38,187
Kerr W. Holbrook	11,838
All directors, nominees, and executive officers as a group	585,329

(6)
Share amounts for Ms. James include: (i) 7,308 TRSUs granted on July 20, 2021; (ii) 20,233 TRSUs granted on March 4, 2022; (iii) 13,489 PRSUs granted on March 4, 2022; and (iv) 20,339 TRSUs and 20,339 PRSUs granted on March 6, 2023. One-third of the TRSUs granted in 2021 vested on each of July 20, 2022 and July 20, 2023 and one-third will vest on July 20, 2024. One-third of the TRSUs granted in 2022 vested on March 4, 2023 and one-third will vest on each of March 4, 2024 and March 4, 2025. One-third of the TRSUs granted in 2023 will vest on each of March 6, 2024, March 6, 2025 and March 6, 2026. The PRSUs granted to Ms. James in 2022 will vest on March 4, 2025; such PRSUs represent the target level of such award. The PRSUs granted to Ms. James in 2023 will vest on March 6, 2026; such PRSUs represent the target level of such award. All future vesting is subject to Ms. James’ continued service with the Company on the applicable vesting date.

(7)
Share totals reflect shares deemed sold upon the vesting of TRSUs to satisfy the holder’s tax withholding obligations.

(8)
Share amounts for Mr. Varshney include: (i) 19,128 TRSUs granted on November 14, 2022 and (ii) 12,463 TRSUs and 12,463 PRSUs granted on March 6, 2023. The TRSUs granted in 2022 will vest on November 14, 2025. One-third of the TRSUs granted in 2023 will vest on each of March 6, 2024, March 6, 2025 and March 6, 2026. The PRSUs granted to Mr. Varshney in 2023 will vest on March 6, 2026; such PRSUs represent the target level of such award. All future vesting is subject to Mr. Varshney’s continued service with the Company on the applicable vesting date. Mr. Varshney has notified the Company that he will resign his position with the Company effective March 31, 2024.

The following table sets forth the information, as of March 1, 2024, regarding persons or groups known to us to be beneficial owners of more than five percent of our common stock.
Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Outstanding
BlackRock, Inc(1) 55 East 52nd Street New York, NY 10055	7,461,343	16.15%
The Vanguard Group(2) 100 Vanguard Boulevard Malvern, PA 19355	5,417,952	11.73%
RGM Capital, LLC(3) 9010 Strada Stell Court Suite 105 Naples, FL 34109	3,171,455	6.86%
Dimensional Fund Advisors LP(4) 6300 Bee Cave Road, Building One Austin, TX 78746	2,854,235	6.18%

(1)
The address, number and percentage of shares of our common stock beneficially owned by BlackRock, Inc. (“BlackRock”) are based on the Schedule 13G/A filed by BlackRock with the SEC on January 22, 2024. According to the filing, Blackrock had sole voting power with respect to 7,340,591 shares, sole dispositive power with respect to 7,461,343 shares, shared voting power with respect to 0 shares and shared dispositive power with respect to 0 shares.

(2)
The address, number and percentage of shares of our common stock beneficially owned by The Vanguard Group are based on the Schedule 13G/A filed by The Vanguard Group with the SEC on February 13, 2024. According to the filing, The Vanguard Group had sole dispositive power with respect to 5,341,140 shares, shared voting power with respect to 29,017 shares, shared dispositive power with respect to 76,812 shares and sole voting power with respect to 0 shares.

(3)
The address, number and percentage of shares of our common stock beneficially owned by RGM Capital, LLC (“RGM”) are based on the Schedule 13G/A filed by RGM with the SEC on February 14, 2024. According to the filing, RGM had shared voting power with respect to 3,171,455 shares, shared dispositive power with respect to 3,171,455 shares, sole voting power with respect to 0 shares and sole dispositive power with respect to 0 shares.

(4)
The address, number and percentage of shares of our common stock beneficially owned by Dimensional Fund Advisors LP (“Dimensional”) are based on the Schedule 13G filed by Dimensional with the SEC on February 9, 2024. According to the filing, Dimensional had sole voting power with respect to 2,799,858 shares, sole dispositive power with respect to 2,854,235 shares, shared voting power with respect to 0 shares and shared dispositive power with respect to 0 shares.

2024 Notice and Proxy Statement▲75

Other Information
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TRANSACTIONS WITH RELATED PERSONS
The Board has adopted written procedures for reviewing any transactions between the Company and certain “related persons” that involve amounts above certain thresholds. A related person is defined under the SEC’s rules and includes our directors, executive officers and five percent stockholders.
The Board’s procedures provide that:
•
The Governance Committee is best suited to review, approve and ratify related person transactions involving any director, nominee for director, any five percent stockholder, or any of their immediate family members or related firms.

•
The Audit Committee is best suited to review, approve and ratify related person transactions involving executive officers (or their immediate family members or related firms), other than any executive officer who is also a Board member.

•
Either the Governance Committee or the Audit Committee may, in its sole discretion, refer its consideration of related person transactions to the full Board.

Each director, director nominee and executive officer is required to promptly provide written notification of any material interest that he or she (or an immediate family member) has or will have in a transaction with the Company. Based on a review of the transaction, a determination will be made as to whether the transaction constitutes a related person transaction under the SEC’s rules. As appropriate, the Governance Committee or the Audit Committee, as applicable, will then review the terms and substance of the transaction to determine whether to ratify or approve the related person transaction.
In determining whether the transaction is consistent with the Company’s best interests, the Governance Committee or the Audit Committee, as applicable, may consider any factors deemed relevant or appropriate, including:
•
Whether the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party;

•
Whether the transaction constitutes a conflict of interest under our Code of Conduct, the nature, size or degree of any conflict, and whether mitigation of the conflict is feasible;

•
The impact of the transaction on a director’s independence; and

•
Whether steps have been taken to ensure fairness to the Company.

Based on SEC rules, the Board’s written procedures, and the factors listed above, there were no related party transactions in 2023 and there are no currently proposed related party transactions.

STOCKHOLDERS SHARING THE SAME HOUSEHOLD
As permitted by SEC rules, multiple stockholders sharing the same address may receive a single copy of our annual report to stockholders and this proxy statement. Upon written or oral request, we will promptly deliver a separate copy of our 2023 Annual Report and this proxy statement to any stockholder at a shared address to which a single copy of each document was delivered. Please contact Stockholder Services by mail at 5405 Windward Parkway, Suite 100 South, Alpharetta, GA 30004, by telephone at 678-425-9273, or by e-mail at stockholder.services@avanos.com.
If you are a stockholder of record, and you want to receive separate copies of the proxy statement or the Annual Report to Stockholders in the future, or if you are currently receiving multiple copies and would like to receive only one copy for your household, please contact Shareholder Services. In addition, any stockholder holding shares through a bank, broker or other holder of record who wants to receive separate copies of the proxy statement or the Annual Report to Stockholders in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker or other nominee record holder.

2025 STOCKHOLDER PROPOSALS
Proposals by stockholders for inclusion in our proxy statement and form of proxy pursuant to SEC Rule 14a-8 for the Annual Meeting of Stockholders to be held in 2024 should be addressed to the Corporate Secretary, Avanos
Medical, Inc. 5405 Windward Parkway, Suite 100 South, Alpharetta, GA 30004, and must be received at such address no later than November 15, 2024; provided that if the date of the 2025 Annual Meeting of Stockholders is more

76▲2024 Notice and Proxy Statement

Other Information
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than 30 days before or after April 25, 2025 (the anniversary date of the 2024 Annual Meeting), the deadline will be a reasonable time before we begin to print and send our proxy materials to stockholders. Upon receipt of a proposal, we will determine whether or not to include the proposal in the proxy statement and form of proxy in accordance with applicable law. It is suggested that proposals be forwarded by certified mail, return receipt requested.

STOCKHOLDER NOMINATIONS FOR BOARD OF DIRECTORS
Under our Bylaws, a stockholder who wishes to nominate a candidate for election to the Board is required to give written notice to our Corporate Secretary at our principal executive office. We must receive this notice at least 90 days, but not more than 120 days, before the anniversary of the prior year’s annual meeting of stockholders (unless (i) the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date, in which case the notice must be received at least 90 days, but not more than 120 days, before the annual meeting date or (ii) we give less than 100 days’ notice of the annual meeting date, in which case the notice must be received within 10 days after the annual meeting date is announced). For the 2025 Annual Meeting of Stockholders, our Corporate Secretary must receive the nomination, which must conform to the notice requirements in our Bylaws, between December 26, 2024 and January 25, 2025. For a special meeting, we must receive the written nomination at least 90 days, but not more than 120 days, before the special meeting date (unless we give less than 100 days’ notice of the special meeting date, in which case the notice must be received within 10 days after the meeting date and the nominees proposed by the Board to be elected at the meeting are announced).
Our Bylaws specify the information that the notice must contain about both the nominee and the nominating stockholder, including information sufficient to allow the Governance Committee to determine if the candidate meets the director nominee criteria described in this proxy statement.
The notice must contain:
•
The name and address of the nominating stockholder;

•
Information about certain Company stock holdings of the nominating stockholder, including shares of stock, derivative holdings, arrangements under which the nominating stockholder has a right to vote shares, short interest, dividend rights that are separated or separable from the underlying shares, shares held through general or limited partnerships, and certain performance-related fees;
•
Information about any interests of the nominating stockholder in contracts with the Company, its affiliates or principal competitors, as well as any significant equity interests, derivative holdings or short interest in the Company’s principal competitors;

•
As to the nominee and the nominating stockholder, any information that would be required to be disclosed in connection with a proxy solicitation (and whether a proxy solicitation will be conducted);

•
Information about certain related-person transactions, as well as contact and related information regarding the nominee; and

•
Information about any compensation and other understandings during the past three years, and other material relationships, between the nominating stockholder and the nominee.

•
Information required by Rule 14a-19(b) of the Exchange Act, including a statement that the nominating stockholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote in the election of directors, in support of the nominee.

The notice must be accompanied by each nominee’s written consent to being named in the proxy statement and to serving as a director if elected, and a completed and signed questionnaire, representation and agreement as required by our Bylaws.
A nomination that does not comply with the requirements set forth in our Bylaws will not be considered for presentation at the annual meeting, but will be considered by the Governance Committee for any vacancies arising on the Board between annual meetings in accordance with the process described in “Proposal 1. Election of Directors — Process and Criteria for Nominating Directors.”

2024 Notice and Proxy Statement▲77

Other Information
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ANNUAL MEETING ADVANCE NOTICE REQUIREMENTS
Our Bylaws require advance notice for any business to be brought by a stockholder before an annual meeting of stockholders. In general, for business to be properly brought before an annual meeting by a stockholder (other than in connection with the election of directors; see “Other Information — Stockholder Nominations for Board of Directors,” and other than pursuant to SEC Rule 14a-8), written notice of the stockholder proposal must be received by our Corporate Secretary at our principal executive offices not less than 90 days or more than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders (unless (i) the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date, in which case the notice must be received at least 90 days, but not more than 120 days, before the annual meeting date or (ii) we give less than 100 days’ notice of the annual meeting date, in which case the notice must be received within 10 days after the meeting date is announced). For the 2025 Annual Meeting, our Corporate Secretary must receive the proposal, which must conform to the notice requirements in our Bylaws, between December 27, 2024 and January 25, 2025.
Under our Bylaws, the stockholder’s notice to the Corporate Secretary must contain certain information regarding the stockholder, including name and address, shares held, derivative positions, dividend rights that are separate or separable from the underlying shares and certain performance-related fees. Additional information concerning the advance notice requirements and a copy of our Bylaws may be obtained from the Corporate Secretary of the Company at the address provided below. A copy of our Bylaws is also available in the Investors section of our website at www.avanos.com.

ANNUAL REPORT
Copies of our Annual Report on Form 10-K for the year ended December 31, 2023 may be obtained without charge by: (i) writing to Avanos Medical, Inc., Attn: Corporate Secretary, 5405 Windward Parkway, Suite 100 South, Alpharetta,
Georgia 30004; (ii) accessing the Investors section of our website at www.avanos.com; or (iii) accessing the SEC’s EDGAR database at www.sec.gov.

78▲2024 Notice and Proxy Statement

OTHER MATTERS TO BE PRESENTED AT THE ANNUAL MEETING
Our management does not know of any other matters to be presented at the 2024 Annual Meeting. Should any other matter requiring a vote of the stockholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

Avanos Medical, Inc. 5405 Windward Parkway, Suite 100 South Alpharetta, Georgia 30004 Telephone (678) 425-9273 March 15, 2024	By Order of the Board of Directors. Mojirade James
Senior Vice President, General Counsel and Secretary
2024 Notice and Proxy Statement▲79

APPENDIX A
Adjusted net income, adjusted diluted earnings per share and adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) are financial measures that have not been calculated in accordance with accounting principles generally accepted in the U.S., or GAAP, and are therefore referred to as non-GAAP financial measures.

Adjusted Net Income and Adjusted Diluted Earnings Per Share
Adjusted net income and adjusted diluted earnings per share exclude the following items, as applicable, for the relevant time periods indicated in the following non-GAAP reconciliation to the most directly comparable GAAP financial measures:
•
Incremental expenses associated with altering operations in response to the COVID-19 pandemic.

•
Expenses associated with restructuring activities, including IT-related charges.

•
Expenses associated with post divestiture transition activities.

•
Certain acquisition and integration charges.

•
Expenses associated with business restructuring and transformation initiatives.

•
Compliance with the European Union Medical Device Regulation (the “EU MDR”).

•
Expenses associated with certain litigation matters.

•
The amortization of intangible assets associated with prior business acquisitions.

•
The tax effects of certain adjusting items.

•
The benefit associated with tax effects of the CARES Act.

•
The positive or negative effect of changes in currency exchange rates during the year.

The reconciliation of adjusted net income and adjusted diluted earnings per share to the most directly comparable GAAP measures, which are net income (loss) and diluted earnings (loss) per share, is presented in the following table (in millions, except per share amounts):

Year Ended December 31,	2023	2022
Net (loss) income, as reported	$(61.8)	$50.5
Diluted (loss) earnings per share, as reported	(1.32)	1.07
Acquisition and integration-related charges	3.3	3.4
Restructuring and transformation charges	28.2	—
Divestiture-related charges	6.8	—
Estimated loss on divestiture	70.8	—
EU MDR Compliance	3.7	6.9
Litigation and legal	10.0	—
Other items	—	3.8
Intangibles amortization	25.1	25.7
Loss on extinguishment of debt	—	1.1
Tax effects of adjusting items	(22.2)	(9.9)
Tax effects of the CARES Act and other	—	(3.3)
Net income, as adjusted (non-GAAP)	$63.9	$78.2
Diluted earnings per share, as adjusted (non-GAAP)	$1.38	$1.65
Diluted weighted average shares outstanding	46.6	47.3
2024 Notice and Proxy Statement▲A-1

APPENDIX A
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Adjusted EBITDA
Adjusted EBITDA excludes the following items, as applicable, for the relevant time periods indicated in the following non-GAAP reconciliation to the most directly comparable GAAP financial measures:
•
Incremental expenses associated with altering operations in response to the COVID-19 pandemic.

•
Expenses associated with restructuring activities, including IT-related charges.

•
Expenses associated with post divestiture transition activities.

•
Certain acquisition and integration charges.

•
Expenses associated with business restructuring and transformation initiatives.

•
Expenses associated with EU Medical Device Regulation compliance.

•
Expenses associated with certain litigation matters.

The reconciliation of adjusted EBITDA to the most directly comparable GAAP measures, which is net income (loss), is presented in the following table (in millions):
Year Ended December 31,	2023	2022
Net income (loss), as reported	$(61.8)	$50.5
Interest expense, net	12.1	8.8
Income tax provision	2.9	14.7
Depreciation and amortization	46.1	47.7
EBITDA, as reported	(0.7)	121.7
Acquisition and integration-related charges	3.3	3.4
Restructuring and transformation charges	28.2	—
Divestiture related charges	6.8	—
Estimated loss on divestiture	70.8	—
EU MDR Compliance	3.7	6.9
Other items	—	3.8
Litigation and legal	10.0	—
Adjusted EBITDA(1)	$122.1	$135.8
A-2▲2024 Notice and Proxy Statement

APPENDIX B
Return on Invested Capital (“ROIC”) is a calculation using adjusted operating profit and an adjusted effective tax rate which is derived from adjusted income before income tax and adjusted tax provision. All of these are financial measures are not calculated in accordance with GAAP and are therefore referred to as non-GAAP financial measures.

ROIC is calculated as follows:
2023 ROIC =	Adjusted operating profit x ( 1 − Adjusted tax rate) Average of (Long-term debt + Stockholders’ Equity) at beginning and end of the period
ROIC is calculated below (dollars in millions):
Adjusted operating profit	$101
Adjusted tax rate	28.2%
Adjusted operating profit after tax	$72
Average Long-term debt and Stockholders’ equity	$1,456
ROIC	4.9%
The reconciliations for the non-GAAP measures used to calculate ROIC to their most comparable GAAP measures are provided below:
Adjusted Operating Profit, Adjusted Income before Income Tax, Adjusted Tax Provision and Adjusted Effective Tax Rate
Adjusted operating profit and adjusted income before income tax exclude the following items, as applicable, for the year ended December 31, 2023, as indicated in the following non-GAAP reconciliation to the most directly comparable GAAP financial measures:
•
Certain acquisition and integration charges related to the acquisitions of OrthogenRx, Inc. and CoolSystems, Inc.

•
Expenses associated with EU Medical Device Regulation compliance.

•
Expenses associated with evaluating transformation strategies and asset impairment for canceled research and development projects.

•
Expenses associated with business transformation initiatives.

•
Amortization of intangible assets associated with prior business acquisitions.

•
Loss associated with early-extinguishment of debt.

•
The tax effects of adjusting items.

•
The benefit associated with tax effects of the CARES Act.

Year Ended December 31, 2023	Adjusted Operating Profit	Adjusted Income before Income Taxes	Adjusted Tax Provision
As reported	$(47)	$(59)	$(3)
Acquisition and integration-related charges	3	3	—
Restructuring and transformation charges	28	28	—
Divestiture related	7	7	—
Estimated loss on Divestiture	71	71
EU MDR Compliance	4	4	—
Litigation and legal	10	10	—
Intangibles amortization	25	25	—
Tax effects of adjusting items	—	—	(22)
As adjusted, non-GAAP	$101	$89	$(25)
Effective tax rate, as reported			(4.9)%
Effective tax rate, as adjusted			28.2%
2024 Notice and Proxy Statement▲B-1

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V34863-P04487 For Withhold ! ! For Against Abstain ! ! ! ! ! ! ! ! ! ! ! AVANOS MEDICAL, INC. 5405 WINDWARD PARKWAY ALPHARETTA, GA 30004 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer. 1c. Patrick J. O'Leary Nominees: 1a. Gary D. Blackford 1b. Dr. Lisa Egbuonu-Davis 1d. Dr. Julie Shimer 1e. Joseph F. Woody 2. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2024. 3. Advisory vote to approve named executive officer compensation. 1. Election of Directors (to serve until the 2025 Annual Meeting). AVANOS MEDICAL, INC. The Board of Directors recommends a vote FOR the nominees in Proposal 1 and FOR Proposals 2 and 3. ! ! ! VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 24, 2024. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 24, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage pre-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. In order for your mailed proxy to be voted at the meeting, it must be received by the company at the address set forth in the proxy statement by the close of business on April 24, 2024. SCAN TO VIEW MATERIALS & VOTE

V34864-P04487 Avanos Medical, Inc. 2024 Annual Meeting of Stockholders April 25, 2024 9:00 a.m. Eastern Time 5405 Windward Parkway Alpharetta, GA 30004 Upon arrival, please present this admission ticket and photo identification at the registration desk Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting: The Combined Proxy Statement/2023 Annual Report is available at www.proxyvote.com Notice of 2024 Annual Meeting of Stockholders. Proxy Solicited by the Board of Directors for the 2024 Annual Meeting of Stockholders – April 25, 2024. Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting of Stockholders, to be held on April 25, 2024. The Avanos Medical, Inc. Combined Proxy Statement/2023 Annual Report and this proxy card are available at www.proxyvote.com. Joseph Woody, Michael Greiner and Mojirade James, or any of them, with full power of substitution to each, are hereby appointed proxies and are authorized to vote, as specified on the reverse side of this card, all shares of common stock that the undersigned is entitled to vote at the 2024 Annual Meeting of Stockholders of Avanos Medical, Inc., to be held on April 25, 2024 at 9:00 a.m. Eastern Time and at any postponement or adjournment thereof. The undersigned hereby revokes any other proxy previously executed by the undersigned for the 2024 Annual Meeting of Stockholders and acknowledges receipt of the Notice of the 2024 Annual Meeting of Stockholders and the proxy statement relating thereto. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or at any postponement or adjournment thereof. IF YOU RETURN THIS PROXY AND NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2 and 3. IF YOU PREFER TO VOTE SEPARATELY ON INDIVIDUAL PROPOSALS, YOU MAY DO SO BY MARKING THE APPROPRIATE BOXES AND SIGNING AND DATING ON THE REVERSE SIDE. This proxy, when properly executed, will be voted as you direct on the reverse side. Please date, sign and return this proxy/voting instruction card promptly. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, PLEASE RETURN THIS CARD IN THE POSTAGE PRE-PAID ENVELOPE PROVIDED. __________________________________________________________________________________________ __________________________________________________________________________________________ Proxy — Avanos Medical, Inc. (Items to be voted on appear on reverse side.)